ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


                                  Intermediate
                                    Maturity
                                   Government
                                      Fund

                                  MAY 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                 ----------------------------------------------
                                    DIRECTORS
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072
                 ----------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same, even with the recent increase in volatility caused by tremors from Asia. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

      This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]
--------------------------------------------------------------------------------

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/S/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     BY BARRY EVANS, CFA, PORTFOLIO MANAGER

                                  John Hancock
                              Intermediate Maturity
                                Government Fund

                   U.S. bond market rallies through year end,
                            then stalls in early '98

Recently, Barry Evans assumed leadership of the Fund's management team. Mr. Evans, a senior vice president, is head of the government and municipal fixed-income departments at John Hancock Funds.

The U.S. bond market started the past year off with a roar and ended it with a yawn. Bonds began to rally last summer and kept up their pace through December, thanks to lower-than-expected inflation and the expectation that Asia's financial crisis would slow U.S. economic growth. By January, with the U.S. economy showing no signs of weakening, the rally ended. Yields on the 10-year Treasury, which had tumbled from 6.66% on May 31, 1997, to 5.36% on January 12, 1998, settled in between 5.4% and 5.8% for the next five months.

   Initially, when interest rates were falling, Treasuries posted strong returns. Long-term Treasuries did especially well as inflation fears waned. But prices on mortgage bonds rose at a slower rate, as interest rates fell and prepayment concerns grew. Prepayments occur when homeowners pay off their existing mortgage loans before their due dates to refinance at lower rates.

"Bonds began to rally last summer and kept up their pace through December..."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Fund management team members (l-r): Seth Robbins, Dawn Baillie and Barry Evans.]
--------------------------------------------------------------------------------

================================================================================

           John Hancock Funds - Intermediate Maturity Government Fund

"The Fund also benefited from adjusting its asset allocation..."

--------------------------------------------------------------------------------
["Pie chart with the heading "Portfolio Diversification" at the top left hand column. The chart is divided into 3 sections. Going from top left to right; Short-Term Investments 4%; U.S. Treasuries 46%; U.S. Government Agencies 50%. Footnote below states "As a percentage of net assets on May 31, 1998."]
--------------------------------------------------------------------------------

When prepayments rise, mortgage bond investors lose the opportunity for higher yields and have to reinvest at lower rates. As interest rates started leveling off in 1998, however, bonds like mortgages that had a yield advantage over Treasuries edged ahead.

   In this changing environment, John Hancock Intermediate Maturity Government Fund managed to come out ahead. The Fund's Class A and Class B shares had total returns of 9.56% and 8.74%, respectively, at net asset value, for the year ended May 31, 1998. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. By comparison, the average intermediate-term government fund returned 9.32%, according to Lipper Analytical Services, Inc.(1) During the same period, the Lehman Brothers Intermediate Government Bond Index returned 8.58%. For longer-term performance information, please see pages six and seven.

   Some of the Fund's gains came from its slightly long duration of 4.3 years. Duration measures how sensitive a bond's price is to interest-rate changes. The longer a bond's duration, the more its price will rise as interest rates fall -- or fall as rates rise. This helped the Fund initially. Although interest rates stabilized beginning in January, we kept duration unchanged. Our expectation was that any rise in interest rates would be minimal, given how high real (or after-inflation) yields were and the fact that new Treasury issuance was declining.

Staying nimble

The Fund also benefited from adjusting its asset allocation as market conditions shifted. During the fall, the Fund maintained a lighter-than-average stake in mortgage bonds and a large investment in interest-sensitive U.S. Treasuries. This worked well when interest rates were declining and bond prices were rising. Then, in early 1998, we boosted our mortgage stake to 37%, up from 25% at the end of November. A wave of prepayment fears had weakened prices, making traditional mortgage bonds more attractive. Our focus was on 30-year bonds issued by the Government National Mortgage Association (GNMAs) with 7% coupons (or stated interest rates) and 15-year bonds issued by Federal National Mortgage Association (FNMAs) with 6.5% coupons. We targeted bonds with lower coupons than those on mortgages that were being prepaid, but higher coupons than those on newly issued mortgages.

   During the months after we bought them, the Fund benefited as prepayment fears eased and prices on mortgage bonds regained some of the ground they had lost relative to Treasuries. With hindsight, the Fund would have benefited even more from a higher mortgage stake. However, we were cautious about further increasing our investment in this area because we were concerned that if the economy began to slow and

================================================================================

           John Hancock Funds - Intermediate Maturity Government Fund

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended May 31, 1998." The chart is scaled in increments of 2% with the 10% at the top and 0% at the bottom. The first represents the 9.56% total return for John Hancock Intermediate Maturity Government Fund Class A. The second represents the 8.74% total return for John Hancock Intermediate Maturity Government Fund : Class B. The third represents the 9.32% total return for Average intermediate term government fund. A Footnote below reads " The total return for John Hancock Intermediate Maturity Government Fund are at net asset value with all distributions reinvested. The average intermediate term government fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

interest rates began to fall, prepayments would accelerate even more. To boost our mortgage stake, we trimmed Treasuries to 46% of total net assets, down from 54% at the end of November. We also pared back our adjustable rate mortgages
(ARMs), which were experiencing faster prepayments than expected as homeowners raced to lock in lower rates on fixed-rate mortgages.

   A 13% stake in other types of U.S. government agency bonds also helped the Fund later in the period. Once the rally was over, these bonds -- mostly short-term bonds that could be "called" or paid off in less than two years -- offered a slight yield advantage over Treasuries.

Expecting a slowdown

Our expectation is that the economy will eventually grow at a more moderate pace, causing interest rates to fall. For starters, it's unlikely that consumer spending will continue at the brisk rate we saw in the first quarter of 1998 when unseasonably warm winter weather boosted sales. A gigantic inventory build-up in the first quarter may also lead to decreased industrial production going forward. Finally, as Asia's problems play out, we expect the U.S. trade deficit to widen and lower gross domestic production. We'll be keeping a close eye on all these areas for signs of a slowdown. We'll also be watching corporate earnings to see whether they're growing at a slower rate than before.

   Given this outlook, we're mildly optimistic about the bond market. There are two positives already at work. Real rates -- interest rates after inflation -- are historically high. Plus, as the budget deficit has narrowed, the government has had less need to issue U.S. Treasury bonds. If supply continues to shrink and demand continues to remain strong, bond prices will move up. Once the economy shows signs of more moderate growth, we believe yields could break through the bottom of the range they've been in since January. When this will happen is hard to say because the effect of the Asian credit and currency crisis on the U.S. economy is still such an unknown. While we're waiting for the economy to slow, we'll stick with our current duration and possibly add to our stake in bonds issued by U.S. government agencies.

"Our expectation is that the economy will eventually grow at a more moderate pace..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

           John Hancock Funds - Intermediate Maturity Government Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Intermediate Maturity Government Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 3%.

Class B performance reflects a maximum contingent deferred sales charge (maximum 3% and declining to 0% over four years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998
                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS   (12/31/91)
                                         ----       -----   ----------
Cumulative Total Returns                 7.20%     26.16%      36.46%
Average Annual Total Returns(1)          7.20%      4.76%       5.10%

--------------------------------------------------------------------------------
CLASS B

For the period ended March 31, 1998
                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS   (12/31/91)
                                         ----       -----   ----------
Cumulative Total Returns                 6.70%      25.76%      34.94%
Average Annual Total Returns(1)          6.70%       4.69%       4.91%

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of May 31, 1998
                                                             SEC 30-DAY
                                                                YIELD
                                                             ----------
John Hancock Intermediate Maturity
   Government Fund: Class A                                      4.76%
John Hancock Intermediate Maturity
   Government Fund: Class B                                      4.16%


Notes to Performance

(1) The Adviser voluntarily reduced a portion of the management fee during the period. Without the reduction of expenses, the average annual total return for the one-year, five-year and since inception periods would have been 6.90%, 4.33% and 4.62% for Class A shares, respectively, and 6.39%, 4.26% and 4.43% for Class B shares, respectively.

================================================================================

           John Hancock Funds - Intermediate Maturity Government Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Intermediate Maturity Government Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lipper Intermediate U.S. Government Index and the Lehman Brothers Government Bond Index. The Lipper Intermediate U.S. Government Index is an equally weighted unmanaged index that measures the performance of funds with at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of five to ten years. The Lehman Brothers Government Bond Index is an unmanaged index that measures the performance of U.S.Treasury bonds and U.S. government agency bonds. Past performance is not indicative of future results.

*No contingent deferred sales charge applicable.

--------------------------------------------------------------------------------
Intermediate Maturity Government  Fund
Class A shares

Line chart with the heading Intermediate Maturity Government Fund Class A representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Lehman Government Bond Index and is equal to $15,741 as of May 31, 1998. The second line represents the value of the Lipper Intermediate U.S. Government Index and is equal to $14,707 as of May 31, 1998. The third line represents the value of the hypothetical $10,000 investment made in the Intermediate Maturity Government Fund on December 31, 1991, before sales charge, and is equal to $14,242 as of May 31, 1998. The fourth line represents the Intermediate Maturity Government Fund after sales charge and is equal to $13,815 as of May 31, 1998.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Intermediate Maturity Government Fund
Class B shares

Line chart with the heading Intermediate Maturity Government Fund Class B representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Government Bond Index and is equal to $15,741 as of May 31, 1998. The second line represents the value of the Lipper Intermediate U.S. Government Index and is equal to $14,707 as of May 31, 1998. The third line represents the value of the hypothetical $10,000 investment made in the Intermediate Maturity Government Fund on December 31, 1991, before sales charge, and is equal to $13,644 as of May 31, 1998.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Intermediate Maturity Government Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   U.S. government and agencies securities
     (cost - $174,410,630) ..................................      $175,384,447
   Joint repurchase agreement (cost - $5,729,000) ...........         5,729,000
   Corporate savings account ................................               479
                                                                  -------------
                                                                    181,113,926
  Interest receivable .......................................         1,839,497
  Other assets ..............................................            25,213
                                                                  -------------
                    Total Assets ............................       182,978,636
                    -----------------------------------------------------------
Liabilities:
  Payable for shares repurchased ............................            17,112
  Dividend payable ..........................................            73,345
  Payable to John Hancock Advisers, Inc. ....................
   and affiliates - Note B ..................................           168,564
  Accounts payable and accrued expenses .....................           248,462
                                                                  -------------
                    Total Liabilities .......................           507,483
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................       198,654,009
  Accumulated net realized gain on investments ..............       (17,173,457)
  Net unrealized appreciation of investments ................           975,981
  Undistributed net investment income .......................            14,620
                                                                  -------------
                    Net Assets ..............................      $182,471,153
                    ===========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
    interest outstanding - unlimited number of shares
    authorized with no par value)
  Class A - $163,358,246/16,813,847 .........................             $9.72
  =============================================================================
  Class B - $19,112,907/1,967,219 ...........................             $9.72
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($9.72 x 103.09%) ...............................            $10.02
  =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Interest ...................................................       $7,733,924
                                                                    -----------
  Expenses:
     Investment management fee - Note B ......................          412,737
     Distribution and service fee - Note B
       Class A ...............................................          229,302
       Class B ...............................................          114,633
     Transfer agent fee - Note B .............................          360,197
     Custodian fee ...........................................           50,216
     Auditing fee ............................................           38,167
     Registration and filing fees ............................           24,823
     Printing ................................................           22,582
     Financial services fee - Note B .........................           18,259
     Trustees' fees ..........................................           10,427
     Miscellaneous ...........................................            1,615
     Legal fees ..............................................              984
                                                                    -----------
                    Total Expenses ...........................        1,283,942
                    -----------------------------------------------------------
                    Less Expense Reductions -
                    Note B ...................................          (77,035)
                    -----------------------------------------------------------
                    Net Expenses .............................        1,206,907
                    -----------------------------------------------------------
                    Net Investment Income ....................        6,527,017
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain on investments sold ......................        1,939,903
  Change in net unrealized appreciation/depreciation
   of investments ............................................         (317,027)
                                                                    -----------
                    Net Realized and Unrealized
                    Gain on Investments ......................        1,622,876
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ................       $8,149,893
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Intermediate Maturity Government Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                             PERIOD FROM
                                                                             YEAR ENDED     APRIL 1, 1997        YEAR ENDED
                                                                          MARCH 31, 1997   TO MAY 31, 1997(1)   MAY 31, 1998
                                                                          --------------   ------------------   ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................................        $2,253,515           $333,510         $6,527,017
  Net realized gain (loss) on investments sold .....................          (759,398)           (50,466)         1,939,903
  Change in net unrealized appreciation/depreciation of investments            (37,403)           334,487           (317,027)
                                                                         -------------      -------------      -------------
   Net Increase in Net Assets Resulting from Operations ............         1,456,714            617,531          8,149,893
                                                                         -------------      -------------      -------------
Distributions to Shareholders:
  Dividends from net investment income
   Class A - ($0.6612, $0.1092, and $0.6222 per share, respectively)        (1,787,778)          (261,624)        (5,879,115)
   Class B - ($0.5968, $0.0973, and $0.5497 per share, respectively)          (466,451)           (68,448)          (647,299)
  Distributions from net realized gain on investments sold
   Class A - ($0.0782, none and none per share, respectively) ......          (189,501)                --                 --
   Class B - ($0.0782, none and none per share, respectively) ......           (58,760)                --                 --
                                                                         -------------      -------------      -------------
     Total Distributions to Shareholders ...........................        (2,502,490)          (330,072)        (6,526,414)
                                                                         -------------      -------------      -------------
From Fund Share Transactions - Net: * ..............................        (7,687,534)            96,288        151,641,791
                                                                         -------------      -------------      -------------
Net Assets:
  Beginning of period ..............................................        37,555,446         28,822,136         29,205,883
                                                                         -------------      -------------      -------------
  End of period (including distributions in excess of net
   investment income of $6,462 and undistributed net investment
   income of $8,468 and $14,620, respectively) .....................       $28,822,136        $29,205,883       $182,471,153
                                                                         =============      =============      =============

* Analysis of Fund Share Transactions:

                                                                                 PERIOD FROM
                                                         YEAR ENDED              APRIL 1, 1997             YEAR ENDED
                                                       MARCH 31, 1997          TO MAY 31, 1997(1)          MAY 31, 1998
                                                  ----------   -----------   --------   ----------   -----------   ------------
                                                    SHARES        AMOUNT      SHARES      AMOUNT        SHARES         AMOUNT
                                                  ----------   -----------   --------   ----------   -----------   ------------
CLASS A
   Shares sold .................................     387,191    $3,706,355    222,104   $2,089,262     3,794,449    $36,863,657
   Shares issued in reorganization - Note D ....          --            --         --           --    15,475,727    149,668,850
   Shares issued to shareholders in reinvestment
    of distributions ...........................      77,547       741,124     10,430       98,314       457,237      4,435,608
                                                  ----------   -----------   --------   ----------   -----------   ------------
                                                     464,738     4,447,479    232,534    2,187,576    19,727,413    190,968,115
   Less shares repurchased .....................  (1,107,750)  (10,635,603)  (180,446)  (1,700,404)   (5,318,845)   (51,730,310)
                                                  ----------   -----------   --------   ----------   -----------   ------------
   Net increase (decrease) .....................    (643,012)  ($6,188,124)    52,088     $487,172    14,408,568   $139,237,805
                                                  ==========   ===========   ========   ==========   ===========   ============
CLASS B
   Shares sold .................................     465,120    $4,452,149    187,610   $1,766,769     2,201,425    $21,367,420
   Shares issued in reorganization - Note D ....          --            --         --           --       996,713      9,639,411
   Shares issued to shareholders in reinvestment
    of distributions ...........................      32,043       306,162      3,959       37,319        37,530        363,774
                                                  ----------   -----------   --------   ----------   -----------   ------------
                                                     497,163     4,758,311    191,569    1,804,088     3,235,668     31,370,605
   Less shares repurchased .....................    (654,247)   (6,257,721)  (233,349)  (2,194,972)   (1,950,374)   (18,966,619)
                                                  ----------   -----------   --------   ----------   -----------   ------------
   Net increase (decrease) .....................    (157,084)  ($1,499,410)   (41,780)   ($390,884)    1,285,294    $12,403,986
                                                  ==========   ===========   ========   ==========   ===========   ============

(1) Effective May 31, 1997, the fiscal period end changed from March 31 to May
31.






The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.
                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Intermediate Maturity Government Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                   YEAR ENDED MARCH 31,                PERIOD FROM
                                                              ---------------------------------------  APRIL 1, 1997 TO  YEAR ENDED
                                                                1994      1995(1)    1996       1997   MAY 31, 1997(8)  MAY 31, 1998
                                                              -------   -------   -------     -------  ---------------  ------------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ....................   $10.05     $9.89     $9.79       $9.69      $9.37          $9.46
                                                              -------   -------   -------     -------    -------       --------
   Net Investment Income ...................................     0.41      0.49      0.62        0.67       0.11(7)        0.62(7)
   Net Realized and Unrealized Gain (Loss) on Investments ..    (0.16)    (0.11)    (0.08)      (0.25)      0.09           0.26
                                                              -------   -------   -------     -------    -------       --------
       Total from Investment Operations ....................     0.25      0.38      0.54        0.42       0.20           0.88
                                                              -------   -------   -------     -------    -------       --------
   Less Distributions:
     Dividends from Net Investment Income ..................    (0.41)    (0.48)    (0.64)      (0.66)     (0.11)         (0.62)
     Distributions from Net Realized Gain on Investments
      Sold .................................................       --        --        --       (0.08)        --             --
                                                              -------   -------   -------     -------    -------       --------
       Total Distributions .................................    (0.41)    (0.48)    (0.64)      (0.74)     (0.11)         (0.62)
                                                              -------   -------   -------     -------    -------       --------
   Net Asset Value, End of Period ..........................    $9.89     $9.79     $9.69       $9.37      $9.46          $9.72
                                                              =======   =======   =======     =======    =======       ========
   Total Investment Return at Net Asset Value (2) ..........     2.51%     3.98%     5.60%       4.56%      2.13%(10)      9.56%
   Total Adjusted Investment Return at Net Asset
    Value (2,3) ............................................     2.27%     3.43%     4.83%       4.19%      1.93%(10)      9.49%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ................  $24,310   $12,950   $29,024     $22,043    $22,755       $163,358
   Ratio of Expenses to Average Net Assets (4) .............     0.75%     0.80%     0.75%       0.75%      0.75%(9)       1.09%
   Ratio of Adjusted Expenses to Average Net Assets (4,5) ..     0.99%     1.35%     1.45%       1.12%      1.92%(9)       1.16%
   Ratio of Net Investment Income to Average Net Assets ....     4.09%     4.91%     6.49%       6.99%      7.07%(9)       6.43%
   Ratio of Adjusted Net Investment Income to Average
    Net Assets (5) .........................................     3.85%     4.36%     5.79%       6.62%      5.90%(9)       6.36%
   Fee Reduction Per Share (7) .............................    $0.02     $0.05     $0.07       $0.04      $0.02          $0.01
   Portfolio Turnover Rate .................................      244%      341%      423%(6)     427%        77%           250%(6)

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, net realized and unrealized gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Intermediate Maturity Government Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                   YEAR ENDED MARCH 31,                PERIOD FROM
                                                              ---------------------------------------  APRIL 1, 1997 TO  YEAR ENDED
                                                                1994      1995(1)    1996       1997   MAY 31, 1997(8)  MAY 31, 1998
                                                              -------   -------   -------     -------  ---------------  ------------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ....................   $10.05    $9.89     $9.79       $9.69      $9.37          $9.46
                                                              -------   ------    ------      ------     ------        -------
   Net Investment Income ...................................     0.34     0.43      0.57        0.60       0.10(7)        0.55(7)
   Net Realized and Unrealized Gain (Loss) on Investments ..    (0.16)   (0.11)    (0.10)      (0.24)      0.09           0.26
                                                              -------   ------    ------      ------     ------        -------
       Total from Investment Operations ....................     0.18     0.32      0.47        0.36       0.19           0.81
                                                              -------   ------    ------      ------     ------        -------
   Less Distributions:
     Dividends from Net Investment Income ..................    (0.34)   (0.42)    (0.57)      (0.60)     (0.10)         (0.55)
     Distributions from Net Realized Gain on Investments
      Sold .................................................       --       --        --       (0.08)        --             --
                                                              -------   ------    ------      ------     ------        -------
       Total Distributions .................................    (0.34)   (0.42)    (0.57)      (0.68)     (0.10)         (0.55)
                                                              -------   ------    ------      ------     ------        -------
   Net Asset Value, End of Period ..........................    $9.89    $9.79     $9.69       $9.37      $9.46          $9.72
                                                              =======   ======    ======      ======     ======        =======
   Total Investment Return at Net Asset Value (2) ..........     1.85%    3.33%     4.92%       3.84%      2.01%(10)      8.74%
   Total Adjusted Investment Return at Net Asset
    Value (2,3) ............................................     1.61%    2.78%     4.15%       3.47%      1.81%(10)      8.67%
Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ................  $11,626   $9,506    $8,532      $6,779     $6,451        $19,113
   Ratio of Expenses to Average Net Assets (4) .............     1.40%    1.45%     1.40%       1.43%      1.50%(9)       1.84%
   Ratio of Adjusted Expenses to Average Net Assets (4,5) ..     1.64%    2.00%     2.10%       1.80%      2.67%(9)       1.91%
   Ratio of Net Investment Income to Average Net Assets ....     3.44%    4.26%     5.80%       6.30%      6.04%(9)       5.66%
   Ratio of Adjusted Net Investment Income to Average
    Net Assets (5) .........................................     3.20%    3.71%     5.10%       5.93%      4.87%(9)       5.59%
   Fee Reduction Per Share (7) .............................    $0.02    $0.05     $0.07       $0.04      $0.02          $0.01
   Portfolio Turnover Rate .................................      244%     341%      423%(6)     427%        77%           250%(6)

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) Beginning on December 31, 1991 (commencement of operations) through March 31, 1995, the expenses used in the ratios represented the expenses of the Fund plus expenses incurred indirectly from the Adjustable U.S. Government Fund (the "Portfolio"), the mutual fund in which the Fund invested all of its assets. The expenses used in the ratios for the fiscal year ended March 31, 1996 include the expenses of the Portfolio through September 22, 1995.
(5)   Unreimbursed, without fee reduction.
(6)   Portfolio turnover rate excludes merger activity.
(7)   Based on average of shares outstanding at the end of each month.
(8)   Effective May 31, 1997, the fiscal period end changed from March 31 to May
      31.
(9)   Annualized.
(10)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Intermediate Maturity Government Fund


Schedule of Investments
May 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Intermediate Maturity Government Fund on May 31, 1998. It's divided into two main categories: U.S. government and agencies securities and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                 PAR  VALUE
                                                         INTEREST    MATURITY      (000s     MARKET
ISSUER, DESCRIPTION                                        RATE        DATE       OMITTED)    VALUE
-------------------                                        ----        ----       --------    -----

U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (45.73%)
  United States Treasury,
   Bond..............................................     11.125%    08-15-03     $2,000    $2,489,060
   Bond..............................................     11.875     11-15-03     17,000    21,895,490
   Bond..............................................     10.750     08-15-05     15,000    19,448,400
   Bond..............................................     12.000     08-15-13     10,910    16,078,612
   Bond..............................................      6.125     11-15-27     15,400    16,090,536
   Note..............................................      6.125     12-31-01      1,885     1,915,330
   Note..............................................      6.250     08-31-02      5,000     5,116,400
   Note..............................................      5.750     10-31-02        400       402,000
                                                                                           -----------
                                                                                            83,435,828
                                                                                           -----------
Government - U.S. Agencies (50.39%)
  Federal Home Loan Mortgage Corp.,
   15 Yr Pass Thru Ctf...............................      8.500     06-01-06      3,065     3,183,046
   15 Yr Pass Thru Ctf...............................      8.500     11-01-06        679       701,848
   15 Yr Pass Thru Ctf...............................      8.500     07-01-07      1,153     1,197,080
   30 Yr Adjustable Rate Mortgage....................      7.875#    05-01-17         51        52,487
   30 Yr Adjustable Rate Mortgage....................      7.625#    10-01-18         57        58,301
   CMO REMIC Ser 1204 Class G........................      7.000     11-15-05      1,767     1,769,266
  Federal National Mortgage Assn.,
   15 Yr Pass Thru Ctf...............................      7.500     06-01-10      1,790     1,848,312
   15 Yr Pass Thru Ctf...............................      6.500     04-01-13 to  26,910    27,061,300
                                                                     05-01-13
   30 Yr Adjustable Rate Mortgage....................      6.837#    03-01-14 to      44        44,361
                                                                     06-01-14
   30 Yr Adjustable Rate Mortgage ...................      7.500#    05-01-17         43        43,783
   30 Yr Adjustable Rate Mortgage....................      7.625#    03-01-22        292       295,552
   30 Yr Adjustable Rate Mortgage....................      7.300#    03-01-27         40        40,306
   30 Yr Pass Thru Ctf...............................      7.000     02-01-26      9,728     9,868,293
   CMO REMIC Ser G-29 Class N........................      8.500     06-25-07        790       790,051
   Note Ser 04-J.....................................      8.250     10-12-04     23,000    23,733,010

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

           John Hancock Funds - Intermediate Maturity Government Fund


                                                                                 PAR  VALUE
                                                         INTEREST    MATURITY      (000s     MARKET
ISSUER, DESCRIPTION                                        RATE        DATE       OMITTED)    VALUE
-------------------                                        ----        ----       --------    -----

 Government - U.S. Agencies (continued)
  Government National Mortgage Assn.,
   30 Yr Adjustable Rate Mortgage....................      7.000%#   10-20-23     $1,053    $1,083,121
   30 Yr Pass Thru Ctf...............................     12.000     02-15-14         23        27,003
   30 Yr Pass Thru Ctf...............................     12.500     07-15-15         35        41,535
   30 Yr Pass Thru Ctf...............................      7.000     11-15-27 to  19,800    20,109,964
                                                                     04-15-28
                                                                                          ------------
                                                                                            91,948,619
                                                                                          ------------
                                                    TOTAL U.S. GOVERNMENT AND
                                                          AGENCIES SECURITIES
                                                          (Cost $174,410,630)    (96.12%)  175,384,447
                                                                                --------  ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.14%)
  Investment in a joint repurchase agreement
   transaction with Toronto Dominion, dated
   05-29-98, due 06-01-98 (Secured by U.S.
   Treasury Notes, 5.125% thru 9.25%, due
   08-15-98 thru 11-15-05 and U.S. Treasury
   Bonds, 6.00% thru 12.00%, due 08-15-13
   thru 08-15-27) - Note A...........................      5.570                   5,729     5,729,000
                                                                                          ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.95%................................                                              479
                                                                                          ------------

                                                 TOTAL SHORT-TERM INVESTMENTS     (3.14%)    5,729,479
                                                                                --------  ------------
                                                            TOTAL INVESTMENTS    (99.26%)  181,113,926
                                                                                --------  ------------
                                            OTHER ASSETS AND LIABILITIES, NET     (0.74%)    1,357,227
                                                                                --------  ------------
                                                             TOTAL NET ASSETS   (100.00%) $182,471,153
                                                                                ========  ============

# Represents rate in effect on May 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Intermediate Maturity Government Fund


NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Intermediate Maturity Government Fund (the "Fund"), John Hancock Government Income Fund and John Hancock High Yield Bond Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FEDERAL INCOME TAX The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income or excise tax provision is required. For federal income tax purposes, the Fund has $17,040,448 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: May 31, 1999 -- $1,018,204, May 31, 2000 -- $23,234, May 31, 2001 -- $11,348,721, May 31, 2002 -- $427,159, May 31, 2003 --
$1,950,205, May 31, 2004 -- $1,741,681 and May 31, 2005 -- $531,244. The Fund's
tax year end is May 31. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES The majority of the expenses of the Trust were directly identifiable to an individual fund. Expenses which were not readily identifiable to a specific fund were allocated in such a manner as deemed

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Intermediate Maturity Government Fund


equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds.
The Fund had no borrowing activity for the year ended May 31, 1998.

NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent on an annual basis of 0.40% of the Fund's average daily net asset value.

   Through December 5, 1997, the Adviser had temporarily agreed to limit fund expenses, including the management fee, to 0.75% and 1.50% of the average net assets attributable to the Class A and Class B shares, respectively. Accordingly, during that period, the reduction in the Adviser's fee amounted to $77,035.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $96,964. Out of this amount, $13,316 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $27,154 was paid as sales commissions to unrelated broker-dealers and $56,494 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

   Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1998, contingent deferred sales charges amounted to $21,713.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 could occur under certain circumstances.

   The Board of Trustees approved a shareholder servicing agreement between the Fund and John Hancock Signature Services, Inc. ("Signature

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Intermediate Maturity Government Fund


Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1998 the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $2,164.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the year ended May 31, 1998 aggregated $258,656,306 and $252,506,197, respectively.

   The cost of investments owned at May 31, 1998 (including the joint repurchase agreement) for federal income tax purposes was $180,272,639. Gross unrealized appreciation and depreciation of investments aggregated $1,893,411, and $1,052,603, respectively, resulting in net unrealized appreciation of $840,808.

NOTE D -
REORGANIZATION

On November 12, 1997, the shareholders of the John Hancock Limited-Term Government Fund ("Limited-Term Government Fund") approved a plan of reorganization between Limited-Term Government Fund and the Fund providing for the transfer of substantially all of the assets and liabilities of Limited-Term Government Fund to the Fund in exchange solely for Class A and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 15,475,727 Class A shares and 996,713 Class B shares of John Hancock Intermediate Maturity Government Fund for the net assets of Limited-Term Government Fund, which amounted to $149,668,850 and $9,639,411 for Class A and Class B shares, respectively, including $1,284,544 of unrealized appreciation, after the close of business on December 5, 1997.

NOTE E -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended May 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $18,339,461, an increase in undistributed net investment income of $5,549 and an increase in capital paid-in of $18,333,912. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

================================================================================

           John Hancock Funds - Intermediate Maturity Government Fund


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Bond Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Intermediate Maturity Government Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Intermediate Maturity Government Fund of the John Hancock Bond Trust at May 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
July 10, 1998


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1998.

   All of the dividends paid for the fiscal year are taxable as ordinary income. None of the dividends qualify for the dividends received deduction available to corporations.

   Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

======================================NOTES=====================================

           John Hancock Funds - Intermediate Maturity Government Fund

======================================NOTES=====================================

           John Hancock Funds - Intermediate Maturity Government Fund

================================================================================

                                                              ----------------
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       INTERNET: www.jhancock.com/funds                       ----------------

--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Intermediate Maturity Government Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

  [Recycle Logo] Printed on Recycled Paper                           5500A  5/98
                                                                            7/98

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm." A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                             Government Income Fund

                                  MAY 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                 ----------------------------------------------
                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072
                 ----------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same, even with the recent increase in volatility caused by tremors from Asia. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

      This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]
--------------------------------------------------------------------------------

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     BY BARRY EVANS, CFA, PORTFOLIO MANAGER

                                  John Hancock
                             Government Income Fund

                     U.S. bond market takes breather in '98,
                              after rallying in '97

Over the past year, most of the action in the U.S. bond market came during the summer and fall of 1997, when bonds rallied as inflation remained low even though economic growth was strong. The Asian financial crisis added further momentum, sending investors fleeing to safe havens like U.S. Treasuries and setting off global deflation (or falling prices) that helped eliminate lingering inflation fears here. As bond prices rose, yields on 30-year Treasuries fell from 6.90% on May 31, 1997, to 5.93% by year end. But by mid-January the rally was over. For the rest of the winter and spring, bond yields stayed in a narrow range, buffeted back and forth by the opposing forces of global deflation and strong domestic economic growth. Yields on 30-year Treasuries hovered between 6.12% and 5.69%.

      As conditions changed, so did the market leaders. During the rally in 1997, Treasuries were the best place to be since they are the most sensitive to changes in interest rates. Longer-term Treasuries, whose yields reflect inflation expectations, did especially well. All that changed, however, in January. With bond prices staying relatively stable, the biggest gainers were spread securities -- like mortgage bonds and U.S. government agency bonds -- that offer a slight yield advantage over Treasuries. For the year ended May 31, 1998, the Lehman Brothers Treasury Composite Index returned 11.29%, compared to 9.68% for the Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index. Outside the United States,

"...most of the action in the U.S. bond market came during the summer and fall of 1997..."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Fund management team members (l-r): Seth Robbins, Dawn Baillie and
Barry Evans.]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Government Income Fund

"We benefited from a sizable stake in 10-year and 30-year Treasuries..."

--------------------------------------------------------------------------------
["Pie chart with the heading "Portfolio Diversification" at the top left hand column. The chart is divided into 5 sections. Going from top left to right; Multi-Family Mortgage-Backed Bonds 2%; Short-Term & Other 2%; U.S. Treasuries 38%; U.S. Government Agencies 47%; Foreign Governments 11%; Footnote below states "As a percentage of net assets on May 31, 1998."]
--------------------------------------------------------------------------------

bonds had more of a bumpy ride. Foreign government bonds, which had tumbled following the Asian crisis, recovered in early 1998. But in late spring, signs of increasing credit problems in Asia and a decline in U.S. exports to the region caused them to retreat again.

      John Hancock Government Income Fund weathered these changes well. For the year ended May 31, 1998, the Fund's Class A and Class B shares had total returns of 10.82% and 10.01%, respectively, at net asset value. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. By comparison, the average general U.S. government income fund returned 10.46%, according to Lipper Analytical Services, Inc.1 For longer-term performance information, please see pages six and seven.

Fine-tuning asset allocation

The Fund picked up a little ground in several different places. We benefited from a sizable stake in 10-year and 30-year Treasuries, which outperformed spread securities early on, as well as shorter-maturity Treasuries throughout the period. We also had a slightly longer duration than our peers. Duration measures how sensitive a bond's price is to changes in interest rates. The longer a bond's duration, the more its price will rise as interest rates fall -- or fall as interest rates rise. As interest rates came down in 1997, the Fund's longer duration gave it more opportunity for price gains. The Fund's duration, which began the period at five years, stayed around 5.4 years for most of the period. Finally, we picked up some extra yield in 1998 by increasing our stakes in bonds issued by U.S. government agencies and foreign governments.

      Among the U.S. government agencies we owned were mortgage-backed securities. We boosted our stake in mortgage bonds to 37%, up from 33% at the end of November. Our main focus was GNMAs with 7.5% and 7% coupons (or stated interest rates). We pruned our stake in mortgage bonds with coupons of 8% or higher as interest rates fell and prepayment concerns mounted during December and early January. Prepayments occur when homeowners pay off their existing mortgage loans before their due dates and refinance at lower prevailing rates. We held onto our 11% stake in short-term and long-term collateralized mortgage obligations, known as CMOs, which carried less prepayment risk than our traditional mortgage securities. CMOs separate the cash flows of mortgage pools into various classes with different maturities. Our stake in bonds issued by other U.S. government agencies also held relatively steady at 10% of net assets.

      In the foreign government sector, our timing worked out well. We had pared back on foreign government bonds shortly before the Asian crisis. Then, in 1998, we rebuilt our stake by buying on weakness. Our main addition was to

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended May 31, 1998." The chart is scaled in increments of 2% with the 12% at the top and 0% at the bottom. The first represents the 10.82% total return for John Hancock Government Income Fund Class A. The second represents the 10.01% total return for John Hancock Government Income Fund : Class B. The third represents the 10.46% total return for Average general U.S. government income fund. A Footnote below reads " The total return for John Hancock Government Income Fund are at net asset value with all distributions reinvested. The average U.S. government income fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

our existing investment in bonds issued by Hydro-Quebec, the largest electric utility in the Americas. As Quebec secession concerns again resurfaced, prices on bonds backed by the province fell and yields rose. Since our purchase, fears have abated and prices have again risen.

A look ahead

We believe there are two possible scenarios ahead. If the Asian situation continues to deteriorate, we expect the U.S. economy to slow, interest rates to fall and bond prices to rally. If Asia's problems begin to fade and U.S. wage pressures accelerate, we expect a rise in short-term interest rates. To determine which direction we're headed, we'll be closely watching the Asian banking system, commodity prices, U.S. wages and corporate earnings growth. Although it's hard to know what the outcome will be, the first scenario currently seems most likely. Just recently, we've seen Japanese banks acknowledging worse non-performing loans, more credit strains from Asian companies and a noticeable decline in U.S. exports to the Pacific rim.

      We're cautiously optimistic about the bond market's prospects in the next six months. If Asia's problems continue to multiply, bond investors will start anticipating a slowdown in the economy. Once this happens, we expect interest rates to move modestly lower and U.S. bond prices to rally. To position the Fund for this possibility, we've already lengthened duration slightly to 5.6 years by selling some of our shorter-maturity Treasuries and buying more 10-year and 30-year Treasuries. If a rally looks increasingly likely, we may increase duration a bit more. Overall, we expect few dramatic changes in the bond market. As long as the market continues to remain stable, we'll keep or build our stake in mortgage and foreign government bonds to take advantage of the extra yield they offer.

"Overall, we expect few dramatic changes in the bond market."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Government Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998
                                                         SINCE
                                             ONE       INCEPTION
                                            YEAR       (9/30/94)
                                            ----       ---------
Cumulative Total Returns                    6.80%        28.36%
Average Annual Total Returns                6.80%         7.40%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                           ONE         FIVE          TEN
                                          YEAR         YEARS        YEARS
                                          ----         -----        -----
Cumulative Total Returns                  6.01%        27.92%       99.15%
Average Annual Total Returns              6.01%         5.05%        7.13%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of May 31, 1998
                                                                SEC 30-DAY
                                                                   YIELD
                                                                   -----
John Hancock Government Income Fund: Class A                       5.21%
John Hancock Government Income Fund: Class B                       4.69%

================================================================================

                   John Hancock Funds - Government Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Government Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Treasury Composite Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Government Income Fund
Class A shares

Line chart with the heading Government Income Fund Class A representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Lehman Brothers Treasury Composite Index and is equal to $13,767 as of May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on September 30, 1994, before sales charge, and is equal to $13,627 as of May 31, 1998. The third line represents the Government Income Fund, after sales charge and is equal to $13,014 as of May 31, 1998.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Government Income Fund
Class B shares

Line chart with the heading Government Income Fund Class B representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Lehman Brothers Treasury Composite Index and is equal to $23,649 as May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the Government Income Fund on February 23, 1988, and is equal to $20,491 as of May 31, 1998.
--------------------------------------------------------------------------------

* No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
    U.S. government and agencies securities
      (cost - $382,366,660) ................................       $390,364,116
    Foreign government bonds (cost - $48,512,640) ..........         50,403,508
    Multi-family mortgage-backed bonds
      (cost - $9,155,734) ..................................          9,294,018
    Joint repurchase agreement (cost - $331,000) ...........            331,000
                                                                  -------------
                                                                    450,392,642
  Receivable for investments sold ..........................          2,000,000
  Interest receivable ......................................          5,716,511
  Receivable for variation margin - Note A .................              9,594
  Other assets .............................................            169,881
                                                                  -------------
                       Total Assets ........................        458,288,628
                       --------------------------------------------------------
Liabilities:
  Payable for shares repurchased ...........................            142,886
  Dividend payable .........................................            187,921
  Payable to John Hancock Advisers, Inc. and
    affiliates - Note B ....................................            417,195
  Accounts payable and accrued expenses ....................            138,542
                                                                  -------------
                       Total Liabilities ...................            886,544
                       --------------------------------------------------------
Net Assets:
  Capital paid-in ..........................................        466,992,440
  Accumulated net realized loss on investments .............        (19,511,299)
  Net unrealized appreciation of investments ...............         10,016,602
  Distributions in excess of net investment income .........            (95,659)
                                                                  -------------
                       Net Assets ..........................       $457,402,084
                       ========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of
    beneficial interest outstanding -
    unlimited number of shares authorized
    with no par value)
  Class A - $339,572,173/36,721,182 ........................              $9.25
  =============================================================================
  Class B - $117,829,911/12,742,073 ........................              $9.25
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($9.25 x 104.71%) ..............................              $9.69
  =============================================================================
* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 1998
--------------------------------------------------------------------------------
Investment Income:
  Interest ....................................................     $39,112,329
  Dividends (net of foreign withholding taxes of $25,949) .....           6,205
                                                                   ------------
                                                                     39,118,534
                                                                   ------------
  Expenses:
    Investment management fee - Note B ........................       3,155,183
    Distribution and service fee - Note B
      Class A .................................................         882,463
      Class B .................................................       1,428,604
    Transfer agent fee - Note B ...............................         720,458
    Custodian fee .............................................         113,125
    Financial services fee - Note B ...........................          88,284
    Trustees' fees ............................................          43,338
    Auditing fee ..............................................          39,667
    Registration and filing fees ..............................          29,962
    Printing ..................................................          22,478
    Legal fees ................................................           5,934
    Miscellaneous .............................................           1,377
                                                                   ------------
                       Total Expenses .........................       6,530,873
                       --------------------------------------------------------
                       Net Investment Income ..................      32,587,661
                       --------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Future Contracts:
  Net realized gain on investments sold .......................       2,984,658
  Net realized loss on financial futures contracts ............      (1,300,470)
  Change in net unrealized appreciation/depreciation
    of investments ............................................      16,089,104
  Change in net unrealized appreciation/depreciation
    of financial futures contracts ............................         204,281
                                                                   ------------
                       Net Realized and Unrealized
                       Loss on Investments and
                       Financial Futures Contracts ............      17,977,573
                       --------------------------------------------------------
                       Net Increase in Net Assets
                       Resulting from Operations ..............     $50,565,234
                       ========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              PERIOD FROM
                                                                          YEAR ENDED      NOVEMBER 1, 1996 TO     YEAR ENDED
                                                                       OCTOBER 31, 1996     MAY 31, 1997(1)      MAY 31, 1998
                                                                       ----------------     ---------------      ------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .............................................     $43,226,352          $21,630,521        $32,587,661
   Net realized gain (loss) on investments sold
      and financial futures contracts ................................      (3,061,217)           1,636,094          1,684,188
   Change in net unrealized appreciation/depreciation
      of investments and financial futures contracts .................     (14,982,333)         (10,617,602)        16,293,385
                                                                         -------------        -------------      -------------
      Net Increase in Net Assets Resulting from Operations ...........      25,182,802           12,649,013         50,565,234
                                                                         -------------        -------------      -------------
Distributions to Shareholders:
   Dividends from net investment income
      Class A - ($0.6475, $0.3686 and $0.6201 per share, respectively)     (30,301,964)         (15,469,416)       (23,933,295)
      Class B - ($0.5817, $0.3301 and $0.5522 per share, respectively)     (12,924,388)          (6,102,517)        (8,694,560)
   Distributions in excess of net investment income
      Class A - ($0.0006, none and none per share, respectively) .....         (24,790)                  --                 --
      Class B - ($0.0003, none and none per share, respectively) .....          (6,308)                  --                 --
                                                                         -------------        -------------      -------------
      Total Distributions to Shareholders ............................     (43,257,450)         (21,571,933)       (32,627,855)
                                                                         -------------        -------------      -------------
From Fund Share Transactions - Net:* .................................    (105,001,453)         (52,375,680)       (73,683,952)
                                                                         -------------        -------------      -------------
Net Assets:
   Beginning of period ...............................................     697,523,358          574,447,257        513,148,657
                                                                         -------------        -------------      -------------
   End of period (distributions in excess of net investment income of
      $9,046, $56,331 and $95,659, respectively) .....................    $574,447,257         $513,148,657       $457,402,084
                                                                         =============        =============      =============

* Analysis of Fund Share Transactions:

                                                                              PERIOD FROM
                                                YEAR ENDED                 NOVEMBER 1, 1996 TO                  YEAR ENDED
                                             OCTOBER 31, 1996                MAY 31, 1997(1)                   MAY 31, 1998
                                       ----------------------------    ----------------------------    ----------------------------
                                          SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
                                       ------------    ------------    ------------    ------------    ------------    ------------
CLASS A
   Shares sold .....................      2,410,470     $21,862,541         917,678      $8,339,272       3,514,206     $32,316,797
   Shares issued to shareholders in
      reinvestment of distributions       1,608,652      14,641,736         843,678       7,579,076       1,297,997      11,906,095
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                          4,019,122      36,504,277       1,761,356      15,918,348       4,812,203      44,222,892
   Less shares repurchased .........    (10,824,321)    (98,756,948)     (5,149,479)    (46,344,996)     (8,394,226)    (77,025,351)
                                       ============    ============    ============    ============    ============    ============
   Net decrease ....................     (6,805,199)   ($62,252,671)     (3,388,123)   ($30,426,648)     (3,582,023)   ($32,802,459)
                                       ============    ============    ============    ============    ============    ============
CLASS B
   Shares sold .....................      1,969,851     $18,166,729       1,548,490     $13,820,117       1,846,293     $16,924,452
   Shares issued to shareholders in
      reinvestment of distributions         734,239       6,692,313         361,894       3,251,553         505,095       4,632,894
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                          2,704,090      24,859,042       1,910,384      17,071,670       2,351,388      21,557,346
   Less shares repurchased .........     (7,418,441)    (67,607,824)     (4,353,270)    (39,020,702)     (6,793,426)    (62,438,839)
                                       ------------    ------------    ------------    ------------    ------------    ------------
   Net decrease ....................     (4,714,351)   ($42,748,782)     (2,442,886)   ($21,949,032)     (4,442,038)   ($40,881,493)
                                       ============    ============    ============    ============    ============    ============

(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.






The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                          PERIOD FROM
                                                       SEPTEMBER 30, 1994
                                                        (COMMENCEMENT OF    YEAR ENDED OCTOBER 31,      PERIOD FROM     YEAR ENDED
                                                         OPERATIONS) TO     ----------------------    NOVEMBER 1, 1996    MAY 31,
                                                        OCTOBER 31, 1994     1995(1)        1996     TO MAY 31, 1997(7)    1998
                                                        ----------------    --------      --------   ------------------  ---------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..................    $8.85             $8.75         $9.32           $9.07          $8.93
                                                             -----          --------      --------        --------       --------
  Net Investment Income .................................     0.06              0.72          0.65(5)         0.37(5)        0.62(5)
  Net Realized and Unrealized Gain (Loss) on
    Investments, Options and Financial Futures Contracts     (0.10)             0.57         (0.25)          (0.14)          0.32
                                                             -----          --------      --------        --------       --------
    Total from Investment Operations ....................    (0.04)             1.29          0.40            0.23           0.94
                                                             -----          --------      --------        --------       --------
  Less Distributions:
  Dividends from Net Investment Income ..................    (0.06)            (0.72)        (0.65)          (0.37)         (0.62)
                                                             -----          --------      --------        --------       --------
  Net Asset Value, End of Period ........................    $8.75             $9.32         $9.07           $8.93          $9.25
                                                             =====          ========      ========        ========       ========
  Total Investment Return at Net Asset Value(2,3) .......    (0.45%)(4)        15.32%         4.49%           2.57%(4)      10.82%
  Total Adjusted Investment Return at Net Asset Value(3)     (0.46%)(4)        15.28%           --              --             --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..............     $223          $470,569      $396,323        $359,758       $339,572
  Ratio of Expenses to Average Net Assets(2) ............     0.12%(4)          1.19%         1.17%           1.13%(6)       1.10%
  Ratio of Net Investment Income to Average Net Assets(2)     0.71%(4)          7.38%         7.10%           7.06%(6)       6.79%
  Portfolio Turnover Rate ...............................       92%              102%(8)       106%            129%           106%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                                        PERIOD FROM
                                                                   YEAR ENDED OCTOBER 31,               NOVEMBER 1,
                                                      ---------------------------------------------       1996 TO       YEAR ENDED
                                                        1993       1994       1995(1)        1996     MAY 31, 1997(7)  MAY 31, 1998
                                                      --------   --------    --------      --------   ---------------  ------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period .............     $9.83     $10.05       $8.75         $9.32        $9.08            $8.93
                                                      --------   --------    --------      --------     --------         --------
  Net Investment Income ............................      0.70       0.65        0.65          0.58(5)      0.33(5)          0.55(5)
  Net Realized and Unrealized Gain (Loss) on
    Investments, Options and Financial Futures
    Contracts ......................................      0.24      (1.28)       0.57         (0.24)       (0.15)            0.32
                                                      --------   --------    --------      --------     --------         --------
    Total from Investment Operations ...............      0.94      (0.63)       1.22          0.34         0.18             0.87
                                                      --------   --------    --------      --------     --------         --------
  Less Distributions:
  Dividends from Net Investment Income .............     (0.72)     (0.65)      (0.65)        (0.58)       (0.33)           (0.55)
  Distributions from Net Realized Gains on
  Investments
    Sold and Financial Futures Contracts ...........        --      (0.02)         --            --           --               --
                                                      --------   --------    --------      --------     --------         --------
    Total Distributions ............................     (0.72)     (0.67)      (0.65)        (0.58)       (0.33)           (0.55)
                                                      --------   --------    --------      --------     --------         --------
  Net Asset Value, End of Period ...................    $10.05      $8.75       $9.32         $9.08        $8.93            $9.25
                                                      ========   ========    ========      ========     ========         ========
  Total Investment Return at Net Asset Value(2,3) ..      9.86%     (6.42%)     14.49%         3.84%        2.02%(4)        10.01%
  Total Adjusted Investment Return at Net Asset
    Value(3) .......................................      9.85%     (6.43%)     14.47%           --           --               --

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .........  $293,413   $241,061    $226,954      $178,124     $153,390         $117,830
  Ratio of Expenses to Average Net Assets(2) .......      2.00%      1.93%       1.89%         1.90%        1.86%(6)         1.85%
  Ratio of Net Investment Income to Average Net
    Assets(2) ......................................      7.06%      6.98%       7.26%         6.37%        6.32%(6)         6.05%
  Portfolio Turnover Rate ..........................       138%        92%        102%(8)       106%         129%             106%

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(2) Excluding interest expense, which equalled 0.01% and 0.04% for Class A for the years ended October 31, 1994 and 1995, respectively, and 0.01%, 0.01% and 0.02% for Class B for the years ended October 31, 1993, 1994 and 1995, respectively.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Based on the average of the shares outstanding at the end of each month.
(6)   Annualized.
(7) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.
(8)   Portfolio turnover excludes merger activity.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

Schedule of Investments
May 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by Government Income Fund on May 31, 1998. It's divided into four main categories:
U.S. government and agencies securities, foreign government bonds, multi-family mortgage-backed bonds and short-term investments. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                               PAR VALUE
                                                    INTEREST     MATURITY         (000s          MARKET
ISSUER, DESCRIPTION                                   RATE         DATE         OMITTED)          VALUE
-------------------                                   ----         ----         --------          -----
U.S. GOVERNMENT AND AGENCIES SECURITIES
Government - U.S. (38.17%)
  United States Treasury,
    Bond .......................................     15.750%     11-15-01        $14,340       $18,875,025
    Bond .......................................     10.750      02-15-03 to      27,000        33,061,440
                                                                 08-15-05
    Bond .......................................     11.875      11-15-03          5,000         6,439,850
    Bond .......................................     12.750      11-15-10         14,000        19,860,260
    Bond .......................................     12.000      08-15-13         24,200        35,664,750
    Bond .......................................      8.125      08-15-19         31,000        39,234,220
    Bond .......................................      6.125      11-15-27         16,000        16,717,440
    Note .......................................      8.500      02-15-00          4,500         4,711,635
                                                                                              ------------
                                                                                               174,564,620
                                                                                              ------------
Government - U.S. Agencies (47.18%)
  Federal Farm Credit Bank,
    Note .......................................      7.200      09-10-01          2,500         2,509,875
  Federal Home Loan Mortgage Corp.,
    CMO REMIC 1094-K ...........................      7.000      06-15-21          2,300         2,341,676
    CMO REMIC 1608-L ...........................      6.500      09-15-23          7,000         7,035,000
    CMO REMIC 1634-PN ..........................      4.500      12-15-23         10,575         8,658,281
    CMO REMIC 1667-PE ..........................      6.000      03-15-08         11,750        11,779,375
    Note .......................................      7.256      09-17-01          8,200         8,242,312
    Note .......................................      8.400      11-30-01          2,500         2,534,375
  Federal Judiciary Office Building,
    Bond .......................................       Zero      02-15-01            250           214,727
  Federal National Mortgage Assn.,
    30 Yr Pass Thru Ctf ........................      8.500      09-01-24 to       9,422         9,855,051
                                                                 10-01-24
    CMO REMIC 1990-51-H ........................      7.500      05-25-20            189           194,157
    CMO REMIC 1990-58-J ........................      7.000      05-25-20          3,700         3,769,375
    CMO REMIC 1990-94-D ........................      6.500      08-25-20          1,363         1,370,724
    CMO REMIC 1991-56-M ........................      6.750      06-25-21          4,000         4,045,000
    Medium Term Note ...........................     11.875      05-19-00          6,800         7,573,500
    Note .......................................      9.400      08-10-98          6,540         6,588,004
    Note .......................................      9.550      03-10-99          7,450         7,662,996
    10 Yr Pass Thru Ctf Ser SM-2004-K...........      8.400      10-25-04         11,600        12,004,144

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

                                                                                             PAR VALUE
                                                        INTEREST          MATURITY              (000s            MARKET
ISSUER, DESCRIPTION                                       RATE              DATE              OMITTED)            VALUE
-------------------                                       ----              ----              --------            -----
Government - U.S. Agencies (continued)
  Financing Corp.,
    Bond ...................................              9.400%          02-08-18             $4,000          $5,476,240
    Bond ...................................              9.650           11-02-18              1,600           2,240,496
  Government National Mortgage Assn.,
    30 Yr Pass Thru Ctf ....................             11.000           01-15-14 to           6,250           7,048,924
                                                                          12-15-15
    30 Yr Pass Thru Ctf ....................              6.875           03-20-23              9,203           9,447,943
    30 Yr Pass Thru Ctf ....................              7.500           05-15-23 to          63,648          65,658,842
                                                                          12-15-25
    30 Yr Pass Thru Ctf ....................              8.000           09-15-23              5,029           5,252,097
    30 Yr Pass Thru Ctf ....................              7.000           01-15-28 to          19,935          20,246,551
                                                                          05-15-28
  Small Business Administration,
    Pass Thru Ctf Ser 97-E .................              7.300           05-01-17              3,836           4,049,831
                                                                                                             ------------
                                                                                                              215,799,496
                                                                                                             ------------
                                     TOTAL U.S. GOVERNMENT AND AGENCIES SECURITIES
                                                               (Cost $382,366,660)             (85.35%)       390,364,116
                                                                                             ---------       ------------
FOREIGN GOVERNMENT BONDS
U.S. Dollar-Denominated Foreign Government Bonds (11.02%)
  Argentina, Republic of,
    Deb ...................................               6.625#          03-31-05              2,850           2,558,046
    Global Bond ............................              9.750           09-19-27              2,389           2,220,686
  Brazil, Republic of,
    Deb Ser A ..............................              6.875#          01-01-01              5,005           4,822,968
  Hydro-Quebec Corp.,
    Deb Ser HK .............................              9.375           04-15-30              5,440           7,340,410
    Gtd Bond ...............................              9.400           02-01-21             10,000          13,187,200
  Landeskreditbank Baden - Wuerttemberg,
    Sub Note ...............................              7.625           02-01-23             11,650          13,334,823
  United Mexican States,
    Bond ...................................             11.375           09-15-16              3,000           3,431,250
    Bond ...................................             11.500           05-15-26              3,000           3,508,125
                                                                                                             ------------
                                                    TOTAL FOREIGN GOVERNMENT BONDS
                                                                (Cost $48,512,640)             (11.02%)        50,403,508
                                                                                             ---------       ------------
MULTI-FAMILY MORTGAGE-BACKED BONDS (2.03%)
  DLJ Mortgage Acceptance Corp.,
    CMO REMIC 1993-M10-A2 ..................              7.200           07-15-03              4,356           4,503,225
    CMO REMIC 1993-MF7-A1 ..................              7.400           06-18-03              4,590           4,790,793
                                                                                                             ------------
                                          TOTAL MULTI-FAMILY MORTGAGE-BACKED BONDS
                                                                 (Cost $9,155,734)              (2.03%)         9,294,018
                                                                                             ---------       ------------
                                                                       TOTAL BONDS
                                                               (Cost $440,035,034)             (98.40%)       450,061,642
                                                                                             ---------       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Government Income Fund

                                                                                             PAR VALUE
                                                                          INTEREST              (000s            MARKET
ISSUER, DESCRIPTION                                                         RATE              OMITTED)            VALUE
-------------------                                                         ----              --------            -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.07%)
  Investment in a joint repurchase agreement transaction
    with Toronto Dominion, dated 05-29-98, due 06-01-98
    (Secured by U.S. Treasury Notes, 5.125% thru 9.25%,
    due 08-15-98 thru 11-15-05 and U.S. Treasury Bonds,
    6.00% thru 12.00%, due 8-15-13 thru 08-15-27) - Note A.....             5.570%               $331            $331,000
                                                                                                             ------------

                                                      TOTAL SHORT-TERM INVESTMENTS             (0.07%)            331,000
                                                                                             ---------       ------------
                                                                 TOTAL INVESTMENTS            (98.47%)        450,392,642
                                                                                             ---------       ------------
                                                 OTHER ASSETS AND LIABILITIES, NET             (1.53%)          7,009,442
                                                                                             ---------       ------------
                                                                  TOTAL NET ASSETS           (100.00%)       $457,402,084
                                                                                             =========       ============

# Represents rate in effect on May 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Government Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended. The Trust consists of three series: John Hancock Government Income Fund (the "Fund"), John Hancock High Yield Bond Fund and John Hancock Intermediate Maturity Government Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital by investing primarily in securities that are issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities ("U.S. government securities").

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $18,749,417 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: May 31, 2002 -- $13,280,667, May 31, 2004 -- $1,419,401, May 31,
2005 -- $1,964,217 and May 31, 2006 -- $2,085,132. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Government Income Fund

estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the fund.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At May 31, 1998, open positions in financial futures contracts were as follows:

                                                        UNREALIZED
EXPIRATION    OPEN CONTRACTS            POSITION       DEPRECIATION
----------   -----------------          --------       ------------
SEP 98       191 TREASURY BOND          LONG              ($16,305)
SEP 98       55 TREASURY NOTE           LONG                (1,289)
                                                       ------------
                                                          ($17,594)
                                                       ============

      At May 31, 1998, the Fund had deposited in a segregated account $9,263,455 par value of U.S. Treasury Bond, 8.125%, 08-15-19 to cover margin requirements on open financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Government Income Fund

be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

      The Fund may use option contracts to manage its exposure to the bond market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

      There were no written option transactions for the year ended May 31, 1998.

NOTE B -
MANAGEMENT FEE, ADMINISTRATIVE SERVICES AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.65% of the first $200,000,000 of the Fund's average daily net asset value, (b) 0.625% of the next $300,000,000 and (c) 0.60% of the Fund's average daily net asset value in excess of $500,000,000.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $176,340. Out of this amount, $20,547 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $141,990 was paid as sales commissions to unrelated broker-dealers and $13,803 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $272,098.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Government Income Fund

JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $7,588.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term obligations, during the year ended May 31, 1998, aggregated $506,426,797 and $582,636,390, respectively.

      The cost of investments (including the joint repurchase agreement) owned at May 31, 1998 for federal income tax purposes was $440,840,282. Gross unrealized appreciation and depreciation of investments aggregated $16,013,103 and $6,460,743, respectively, resulting in net unrealized appreciation of $9,552,360.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended May 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $4,273, a decrease in distributions in excess of net investment income of $866, and a decrease in capital paid-in of $5,139. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

================================================================================

                   John Hancock Funds - Government Income Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Bond Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Government Income Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Government Income Fund of the John Hancock Bond Trust at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
July 10, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1998.

      All of the dividends paid for the fiscal year are taxable as ordinary income. None of the dividends qualify for the dividends received deduction available to corporations.

      Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhancock.com/funds                              ----------------

--------------------------------------------------------------------------------

      This report is for the information of shareholders of the John Hancock Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

  [Recycle Logo] Printed on Recycled Paper                            5600A 5/98
                                                                            7/98

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                   High Yield
                                    Bond Fund

                                  MAY 31, 1998

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                 ----------------------------------------------
                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                      President and Chief Operating Officer
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072
                 ----------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

      After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same, even with the recent increase in volatility caused by tremors from Asia. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

      This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

--------------------------------------------------------------------------------
[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]
--------------------------------------------------------------------------------

      In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

      At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                 BY ARTHUR CALAVRITINOS, CFA, PORTFOLIO MANAGER

                                  John Hancock
                              High Yield Bond Fund

                        High-yield bonds post solid gains
               despite Asian turbulence in the year's second half

It was another good year for high-yield bond investors, although not without its ups and downs. High-yield bonds' fortunes were boosted by the robust U.S. economy and tame inflation. Demand also remained strong, as investors seeking income in the continued low interest-rate environment clamored in record numbers for their higher yields.

      The year turned particularly volatile in the second half, however, in the wake of the Asian currency and financial troubles that struck world markets in October. All lower-quality bonds, from the U.S. high-yield bond market to the emerging markets of Asia and Latin America, went into a tailspin as investors fled to the safe haven of top-quality U.S. Treasury bonds. In the new year, solid earnings reports quelled investors' fears and high-yield bonds rallied in February and March, lifting some of the Latin American markets as well. High-yield bonds reversed course again in May when Indonesia's problems boiled over into political unrest and a change in government, provoking further market quivers.

      In this fluid environment, John Hancock High Yield Bond Fund posted a strong return on both an absolute and competitive basis. For the year ended May 31, 1998, the Fund's Class A and Class B shares posted total returns of 17.03% and 16.16%, respectively, at net asset value. Class C shares, which were introduced on May 1, 1998, returned -1.59% from inception to

"The year turned particularly volatile in the second half..."

--------------------------------------------------------------------------------
[A 2 1/4" x 3 1/2" photo of fund management team members. Standing (l-r): Janet Clay, Fred Cavanaugh, Jamie Kellogg and Lester Duke. Seated (l-r): Geoff Plume and Arthur Calavritinos.]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - High Yield Bond Fund

"...a growing issuance of high-yield bonds by many foreign corporations..."

--------------------------------------------------------------------------------
["Chart with the heading Top Five Securities. They are numbered from 1 - 5. The first one represents 1. Northwest Airlines 3.0%. The second represents Galileo International 2.1%. The third represents Key Energy Group 2.0%. The fourth represents Repap New Brunswick 1.9%. The fifth represents SFX Broadcasting 1.8%. The footnote at the bottom states As a percentage of net assets on May 31, 1998."]
--------------------------------------------------------------------------------

May 31, 1998. Keep in mind that your net asset value return will be different from this performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. The Fund's performance surpassed that of the average high current yield fund, which returned 13.29% during the same period, according to Lipper Analytical Services, Inc.(1) Please see pages six and seven for longer-term performance information.

Leaders and laggards

We attribute our outperformance to making good securities selections and avoiding major problems. Some of our cyclical holdings performed well over the last year, including our steel and paper companies, despite the year-end turmoil. The catalyst there has been the significant merger and acquisition activity that is changing the face of the paper industry. We did particularly well with our Stone Container stock after its announced merger with Jefferson Smurfit Corp. Overseas, we sold Brazilian paper company Aracruz at a profit, after having bought the bond earlier in the year when its price fell along with all emerging-market debt.

      We were not immune to the downturn in May, however, which hit Canadian paper company Abitibi Consolidated and Indonesian giants Indah Kiat and Asia Pulp & Paper (APPInternational Finance) as fears grew of a slowdown in paper demand. We're sticking with these companies, because they remain world-class, low-cost producers. In the case of the Indonesian paper companies, their large portion of dollar-based revenues should also shield them from currency moves. Within the steel group, Alabama-based Gulf States Steel served us well, as did new addition CSN Iron, a Brazilian company.

      Other winners included Galileo International, which owns the second largest airline reservation system. Its stock rose as the market recognized its strong position in a consolidating business where barriers to entry are very high. Galileo also benefited from its strong international presence. Another airline stock, top holding Northwest Airlines, didn't fare as well, suffering all year because of labor issues. We still believe in the airline, and the potential for further improvements if the merger with Continental goes through.

Strategy

As we have mentioned in our last several reports, the task of finding solid U.S. high-yield companies that we can buy at attractive prices for the risks we're taking remains challenging. Careful fundamental analysis and in-depth industry knowledge -- our specialties -- have become increasingly important requirements for choosing the best quality deals, as well as the

--------------------------------------------------------------------------------
["Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance...and what's behind the numbers. The first listing is Galileo followed by an up arrow and the phrase "Strong international presence boots reservations system". The second listing is Gulf States Steel followed by a up arrow with the phrase "Financial results better than market expectations". The third listing is Key Energy Group followed by a down arrow with the phrase "Drop in crude oil prices". Footnote at the bottom states See "Schedule of Investments." Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the year ended May 31, 1998." The chart is scaled in increments of 5% with the 20% at the top and -5% at the bottom. The first represents the 17.03% total return for John Hancock High Yield Bond Fund Class A. The second represents the 16.16% total return for John Hancock High Yield Bond Fund : Class B. The third represents the - 1.59%* John Hancock Bond Fund Class C. The fourh represents the 13.29% total return for Average high current yield fund. A Footnote below reads " The total return for John Hancock High Yield Bond Fund are at net asset value with all distributions reinvested. The average high current yield fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]

*From inception May 1, 1998 to May 31, 1998
--------------------------------------------------------------------------------

best companies and managements. What's more, many companies are now selling at what we consider to be peak earnings potential, which in our view doesn't leave much margin for error.

      Conversely, we continue to find good values, attractive yields and more potential for price appreciation among foreign issuers of high-yield bonds. This coincides with a growing issuance of high-yield bonds by many foreign corporations, especially from Europe and the big Latin American countries of Mexico, Argentina and Brazil. As always, we continue to apply the same rigorous analysis and selection process here.

      Within the last year, we took advantage of the emerging-market downturn to buy the bonds of some Brazilian companies. That has served us well with such holdings as industrial giant Trikem, since prices have rebounded since then after the government took fiscal and monetary steps to regain investors' confidence. More recently, we bought the bonds of two Japanese banks, Fuji and Sumitomo. These "Yankee" bonds -- dollar-denominated and issued in the United States -- carry an attractive yield. Despite Japan's lingering economic problems, we believe these two banks could now be experiencing the worst of their bad loans. They have also begun the process of writing off this debt in order to satisfy international banking requirements, and we believe in their longer-term outlook for improvement.

Outlook

We are keeping our outlook cautious for high-yield bonds. We remain encouraged by the prospect of strong demand for high-yield bonds and by the vibrant U.S. economy. Yet the horizon is not without its potential storm clouds. More high-yield companies are missing their earnings targets, and there has been an uptick in defaults over the last year, albeit off a very low base. We're also monitoring the impact of Asia on the U.S. economy this year. In this environment, we will continue to search for solid companies that we can buy at attractive prices and hold, with an eye toward both high current income and appreciation potential.

"We are keeping our outlook cautious for high-yield bonds."

--------------------------------------------------------------------------------

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

See the Fund's prospectus for a detailed discussion of the risks of investing in high-yield bonds.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock High Yield Bond Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.5%. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%.

Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

Class C shares became effective on May 1, 1998 and do not have a cumulative total return or an average annual total return as of March 31, 1998.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended March 31, 1998
                                                    SINCE
                                        ONE         INCEPTION
                                        YEAR        (6/30/93)
                                        ----        ---------
Cumulative Total Returns                18.42%        64.95%
Average Annual Total Returns            18.42%        11.10%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended March 31, 1998

                                         ONE         FIVE          TEN
                                        YEAR         YEARS        YEARS
                                        ----         -----        -----
Cumulative Total Returns               18.08%        71.81%      164.73%
Average Annual Total Returns           18.08%        11.43%       10.23%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of May 31, 1998
                                                          SEC 30-DAY
                                                             YIELD
                                                          -----------
John Hancock High Yield Bond Fund: Class A                   9.23%
John Hancock High Yield Bond Fund: Class B                   8.89%
John Hancock High Yield Bond Fund: Class C                   8.89%

================================================================================

                    John Hancock Funds - High Yield Bond Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock High Yield Bond Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers High Yield Bond Index -- an unmanaged index of fixed-income securities that are similar, but not identical, to the bonds in the Fund's portfolio.

Assuming all distributions were reinvested for the same period indicated, a $10,000 investment in the Fund's Class C shares at inception on May 1, 1998, would be worth $9,841 without sales charge and $9,741 with maximum sales charge. For comparison, the same $10,000 investment in the Lehman Brothers High Yield Bond Index would be worth $9,989. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
High Yield Bond Fund
Class A shares

Line chart with the heading High Yield Bond Fund Class A representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the High Yield Bond Fund on June 30, 1993, before sales charge, and is equal to $17,096 as of May 31, 1998. The second line represents the High Yield Bond Fund, after sales charge, and is equal to $16,327 as of May 31, 1998. The third line represents the value of the Lehman Brothers High Yield Bond Index and is equal to $16,171 as of May 31, 1998.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
High Yield Bond Fund
Class B shares

Line chart with the heading High Yield Bond Fund Class B representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the value of the Lehman Brothers High Yield Bond Index and is equal to $27,563 as of May 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the High Yield Bond Fund on October 26, 1987, before sales charge, and is equal to $26,132 of May 31, 1998.
--------------------------------------------------------------------------------

* No contingent deferred sales charge applicable.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
May 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments at value - Note C:
    Bonds (cost - $865,986,092) ...............................     $860,914,429
    Common and preferred stocks
      and warrants (cost - $165,819,565) ......................      186,554,717
    Joint repurchase agreement (cost - $11,654,000) ...........       11,654,000
    Corporate savings account .................................           18,295
                                                                  --------------
                                                                   1,059,141,441
  Foreign currency, at value (cost - $9,234) ..................            9,234
  Receivable for investments sold .............................        3,469,581
  Receivable for shares sold ..................................        7,992,767
  Interest receivable .........................................       23,302,728
  Dividends receivable ........................................           33,072
  Other assets ................................................          372,474
                                                                  --------------
                       Total Assets ...........................    1,094,321,297
                       ---------------------------------------------------------
Liabilities:
  Payable for investments purchased ...........................       17,548,248
  Payable for shares repurchased ..............................          840,673
  Payable for forward foreign currency exchange contracts
    sold - Note A .............................................          124,772
  Payable for futures variation margin - Note A ...............           35,000
  Dividend payable ............................................          226,013
  Payable to John Hancock Advisers, Inc. ......................
    and affiliates - Note B ...................................          689,016
  Accounts payable and accrued expenses .......................          215,595
                                                                  --------------
                       Total Liabilities ......................       19,679,317
                       ---------------------------------------------------------
Net Assets:
  Capital paid-in .............................................    1,039,456,407
  Accumulated net realized gain on investments, financial
    futures contracts and foreign currency transactions .......       19,033,474
  Net unrealized appreciation of investments, financial
    futures contracts and foreign currency transactions .......       15,523,756
  Undistributed net investment income .........................          628,343
                                                                  --------------
                       Net Assets .............................   $1,074,641,980
                       =========================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
    interest outstanding - 125,000,000 shares
    authorized with $0.01 per share par value)
  Class A - $273,277,124/33,080,281 ...........................            $8.26
  ==============================================================================
  Class B - $798,169,753/96,618,698 ...........................            $8.26
  ==============================================================================
  Class C** - $3,195,103/386,768 ..............................            $8.26
  ==============================================================================
Maximum Offering Price Per Share*
  Class A - ($8.26 x 104.71%) .................................            $8.65
  ==============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

**    Class C shares commenced operations on May 1, 1998.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 1998
--------------------------------------------------------------------------------
Investment Income:
  Interest ....................................................     $73,598,087
  Dividends (net of foreign withholding taxes of $73,926) .....       5,835,191
                                                                  -------------
                                                                     79,433,278
                                                                  -------------
  Expenses:
    Investment management fee - Note B ........................       3,997,329
    Distribution and service fee - Note B
      Class A .................................................         454,875
      Class B .................................................       5,891,744
      Class C .................................................           1,395
    Transfer agent fee - Note B ...............................         837,991
    Custodian fee .............................................         227,601
    Registration and filing fees ..............................         157,888
    Financial services fee - Note B ...........................         136,741
    Trustees' fees ............................................          62,223
    Auditing fee ..............................................          41,667
    Printing ..................................................          29,174
    Miscellaneous .............................................          15,982
    Legal fees ................................................          13,784
                                                                  -------------
                       Total Expenses .........................      11,868,394
                       --------------------------------------------------------
                       Net Investment Income ..................      67,564,884
                       --------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments, Financial Futures Contracts
and Foreign Currency Transactions:
  Net realized gain on investments sold .......................      37,606,831
  Net realized gain on financial futures contracts ............         377,587
  Net realized gain on foreign currency transactions ..........         279,417
  Change in net unrealized appreciation/depreciation
    of investments ............................................        (462,934)
  Change in net unrealized appreciation/depreciation
    of financial futures contracts ............................          (5,000)
  Change in net unrealized appreciation/depreciation
    of foreign currency transactions ..........................        (136,104)
                                                                  -------------
                       Net Realized and Unrealized
                       Gain on Investments, Financial
                       Futures Contracts and Foreign
                       Currency Transactions ..................      37,659,797
                       --------------------------------------------------------
                       Net Increase in Net Assets
                       Resulting from Operations ..............    $105,224,681
                       ========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                   PERIOD FROM
                                                                                                   NOVEMBER 1,
                                                                                 YEAR ENDED           1996 TO          YEAR ENDED
                                                                              OCTOBER 31, 1996   MAY 31, 1997(1)      MAY 31, 1998
                                                                              ----------------   ---------------    ---------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...................................................       $22,815,855        $21,437,615        $67,564,884
  Net realized gain on investments sold, financial futures
    contracts and foreign currency transactions ...........................         8,029,590          8,136,023         38,263,835
  Change in net unrealized appreciation/depreciation of investments,
    financial futures contracts and foreign currency transactions .........         3,085,336          8,545,138           (604,038)
                                                                              ---------------    ---------------    ---------------
     Net Increase in Net Assets Resulting from Operations .................        33,930,781         38,118,776        105,224,681
                                                                              ---------------    ---------------    ---------------
Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.7560, $0.4529 and $0.7764 per share, respectively) ......        (3,878,979)        (4,535,707)       (16,953,911)
    Class B - ($0.7024, $0.4192 and $0.7146 per share, respectively) ......       (18,935,736)       (16,798,872)       (50,686,687)
    Class C** - (none, none and $0.0559 per share, respectively) ..........                --                 --             (9,346)
  Distributions from net realized gain on investments sold
    Class A - (none, none and $0.1196 per share, respectively) ............                --                 --         (2,604,121)
    Class B - (none, none and $0.1196 per share, respectively) ............                --                 --         (8,869,961)
                                                                              ---------------    ---------------    ---------------
     Total Distributions to Shareholders ..................................       (22,814,715)       (21,334,579)       (79,124,026)
                                                                              ---------------    ---------------    ---------------
From Fund Share Transactions - Net: * .....................................        77,581,499        164,429,074        571,592,436
                                                                              ---------------    ---------------    ---------------
Net Assets:
  Beginning of period .....................................................       207,038,053        295,735,618        476,948,889
                                                                              ---------------    ---------------    ---------------
  End of period (including distributions in excess of net investment income of $51,675 and undistributed net investment income of
    $415,886 and $628,343, respectively) ..................................      $295,735,618       $476,948,889     $1,074,641,980
                                                                              ===============    ===============    ===============

* Analysis of Fund Share Transactions:

                                                                            PERIOD FROM
                                                 YEAR ENDED             NOVEMBER 1, 1996 TO             YEAR ENDED
                                              OCTOBER 31, 1996             MAY 31, 1997(1)             MAY 31, 1998
                                       --------------------------   -------------------------   --------------------------
                                            SHARES       AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT
                                       -----------   ------------   ----------   ------------   -----------   ------------
CLASS A
   Shares sold ......................    8,767,330    $65,045,830    9,294,156    $71,427,228    31,229,630   $257,394,198
                                       -----------   ------------   ----------   ------------   -----------   ------------
   Shares issued to shareholders in
     reinvestment of distributions ..      274,586      2,040,722      296,915      2,292,966     1,211,071      9,931,813
                                       -----------   ------------   ----------   ------------   -----------   ------------
                                         9,041,916     67,086,552    9,591,071     73,720,194    32,440,701    267,326,011
   Less shares repurchased ..........   (5,722,882)   (42,359,728)  (4,147,415)   (31,953,487)  (11,797,149)   (97,377,925)
                                       -----------   ------------   ----------   ------------   -----------   ------------
   Net increase .....................    3,319,034    $24,726,824    5,443,656    $41,766,707    20,643,552   $169,948,086
                                       ===========   ============   ==========   ============   ===========   ============
CLASS B
   Shares sold ......................   16,014,384   $119,134,111   22,945,002   $176,520,972    61,535,597   $505,917,005
   Shares issued to shareholders in
     reinvestment of distributions ..    1,109,704      8,233,250      848,334      6,554,413     2,683,654     21,976,417
                                       -----------   ------------   ----------   ------------   -----------   ------------
                                        17,124,088    127,367,361   23,793,336    183,075,385    64,219,251    527,893,422
   Less shares repurchased ..........  (10,029,960)   (74,512,686)  (7,837,914)   (60,413,018)  (15,737,486)  (129,495,166)
                                       -----------   ------------   ----------   ------------   -----------   ------------
   Net increase .....................    7,094,128    $52,854,675   15,955,422   $122,662,367    48,481,765   $398,398,256
                                       ===========   ============   ==========   ============   ===========   ============
CLASS C**
   Shares sold ......................           --             --           --             --       386,561     $3,244,400
   Shares issued to shareholders in
     reinvestment of distributions ..           --             --           --             --           442          3,652
                                       -----------   ------------   ----------   ------------   -----------   ------------
                                                --             --           --             --       387,003      3,248,052
   Less shares repurchased ..........           --             --           --             --          (235)        (1,958)
                                       -----------   ------------   ----------   ------------   -----------   ------------
   Net increase .....................           --             --           --             --       386,768     $3,246,094
                                       ===========   ============   ==========   ============   ===========   ============

** Class C shares commenced operations on May 1, 1998.
(1) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                      PERIOD FROM                                         PERIOD FROM
                                                      JUNE 30, 1993                                       NOVEMBER 1,
                                                    (COMMENCEMENT OF         YEAR ENDED OCTOBER 31,          1996
                                                     OPERATIONS) TO    -------------------------------    TO MAY 31,     YEAR ENDED
                                                    OCTOBER 31, 1993    1994        1995(1)     1996        1997(6)     MAY 31, 1998
                                                    ----------------   -------      -------    -------    -----------   ------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...........       $8.10           $8.23        $7.33      $7.20        $7.55         $7.87
                                                        ------         -------      -------    -------      -------      --------
  Net Investment Income ..........................        0.33            0.80(2)      0.72       0.76(2)      0.45          0.78(2)
  Net Realized and Unrealized Gain (Loss)
    on Investments, Financial Futures Contracts
    and Foreign Currency Transactions ............        0.09           (0.83)       (0.12)      0.35         0.32          0.51
                                                        ------         -------      -------    -------      -------      --------
    Total from Investment Operations .............        0.42           (0.03)        0.60       1.11         0.77          1.29
                                                        ------         -------      -------    -------      -------      --------
  Less Distributions:
    Dividends from Net Investment Income .........       (0.29)          (0.82)       (0.73)     (0.76)       (0.45)        (0.78)
    Distributions from Net Realized Gain
    on Investments Sold ..........................          --           (0.05)          --         --           --         (0.12)
                                                        ------         -------      -------    -------      -------      --------
    Total Distributions ..........................       (0.29)          (0.87)       (0.73)     (0.76)       (0.45)        (0.90)
                                                        ------         -------      -------    -------      -------      --------
  Net Asset Value, End of Period .................       $8.23           $7.33        $7.20      $7.55        $7.87         $8.26
                                                        ======         =======      =======    =======      =======      ========
  Total Investment Return at Net Asset Value(3) ..        4.96%(4)       (0.59%)       8.83%     16.06%       10.54%(4)     17.03%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .......      $2,344         $11,696      $26,452    $52,792      $97,925      $273,277
                                                        ------         -------      -------    -------      -------      --------
  Ratio of Expenses to Average Net Assets ........        0.91%(5)        1.16%        1.16%      1.10%        1.05%(5)      0.97%
  Ratio of Net Investment Income to Average
    Net Assets ...................................       12.89%(5)       10.14%       10.23%     10.31%       10.19%(5)      9.33%
  Portfolio Turnover Rate ........................         204%            153%          98%       113%          78%          100%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,                  PERIOD FROM
                                                  ----------------------------------------------    NOVEMBER 1, 1996    YEAR ENDED
                                                    1993        1994         1995(1)      1996     TO MAY 31, 1997(6)  MAY 31, 1998
                                                  --------    --------      --------    --------   ------------------  -------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period .........     $7.43       $8.23         $7.33       $7.20           $7.55            $7.87
                                                  --------    --------      --------    --------        --------         --------
  Net Investment Income ........................      0.80        0.74(2)       0.67        0.70(2)         0.42             0.71(2)
  Net Realized and Unrealized Gain (Loss) on
    Investments, Financial Futures Contracts
    and Foreign Currency Transactions ..........      0.75       (0.83)        (0.13)       0.35            0.32             0.51
                                                  --------    --------      --------    --------        --------         --------
    Total from Investment Operations ...........      1.55       (0.09)         0.54        1.05            0.74             1.22
                                                  --------    --------      --------    --------        --------         --------
  Less Distributions:
    Dividends from Net Investment Income .......     (0.75)      (0.76)        (0.67)      (0.70)          (0.42)           (0.71)
    Distributions from Net Realized Gain on
    Investments Sold ...........................        --       (0.05)           --          --              --            (0.12)
                                                  --------    --------      --------    --------        --------         --------
    Total Distributions ........................     (0.75)      (0.81)        (0.67)      (0.70)          (0.42)           (0.83)
                                                  --------    --------      --------    --------        --------         --------
  Net Asset Value, End of Period ...............     $8.23       $7.33         $7.20       $7.55           $7.87            $8.26
                                                  ========    ========      ========    ========        ========         ========
  Total Investment Return at Net Asset
    Value(3) ...................................     21.76%      (1.33%)        7.97%      15.24%          10.06%(4)        16.16%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .....  $154,214    $160,739      $180,586    $242,944        $379,024         $798,170
  Ratio of Expenses to Average Net Assets ......      2.08%       1.91%         1.89%       1.82%           1.80%(5)         1.72%
  Ratio of Net Investment Income to Average
    Net Assets .................................     10.07%       9.39%         9.42%       9.49%           9.45%(5)         8.62%
  Portfolio Turnover Rate ......................       204%        153%           98%        113%             78%             100%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                   PERIOD FROM
                                                                   MAY 1, 1998
                                                                (COMMENCEMENT OF
                                                                 OPERATIONS) TO
                                                                   MAY 31, 1998
                                                                 ---------------
CLASS C
Per Share Operating Performance
  Net Asset Value, Beginning of Period .......................        $8.45
                                                                  ---------
  Net Investment Income(2) ...................................         0.06
  Net Realized and Unrealized Gain (Loss) on
    Investments, Financial Futures Contracts and
    Foreign Currency Transactions ............................        (0.19)
                                                                  ---------
    Total from Investment Operations .........................        (0.13)
                                                                  ---------
  Less Distributions:
    Dividends from Net Investment Income .....................        (0.06)
                                                                  ---------
    Total Distributions ......................................        (0.06)
                                                                  ---------
  Net Asset Value, End of Period .............................        $8.26
                                                                  =========
  Total Investment Return at Net Asset Value(3) ..............        (1.59%)(4)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...................       $3,195
  Ratio of Expenses to Average Net Assets ....................         1.72%(5)
  Ratio of Net Investment Income to Average Net Assets .......         6.70%(5)
  Portfolio Turnover Rate ....................................          100%

(1) On December 22, 1994, John Hancock Advisers, Inc., became the investment adviser of the Fund.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(4)   Not annualized.
(5)   Annualized.
(6) Effective May 31, 1997, the fiscal period end changed from October 31 to May 31.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Schedule of Investments
May 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by High Yield Bond Fund on May 31, 1998. It's divided into three main categories: bonds, common and preferred stocks and warrants, and short-term investments. The bonds are further broken down by industry groups. Under each industry group is a list of the bonds owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                         PAR VALUE
                                                                                  INTEREST     CREDIT      (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE       RATING*    OMITTED)        VALUE
-------------------                                                                 ----       -------    --------        -----
BONDS
Agricultural Operations (0.46%)
  Iowa Select Farms L.P./ISF Finance, Inc.,
    Sr Sub Note 12-01-05 (R) ..........................................             10.750%     B3            $4,990      $4,990,000
                                                                                                                         -----------
Automobile/Trucks (1.44%)
  Harvard Industries, Inc.,
    Sr Note 07-15-04 ..................................................             12.000      D              1,500         645,000
    Sr Note 08-01-05 ..................................................             11.125      D              7,885       3,390,550
  J.B. Poindexter & Co., Inc.,
    Sr Note 05-15-04 ..................................................             12.500      B-             9,725       9,968,125
  Key Plastics, Inc.,
    Sr Note 11-15-99 ..................................................             14.000      B2             1,365       1,515,150
                                                                                                                         -----------
                                                                                                                          15,518,825
                                                                                                                         -----------
Banks - Foreign (1.48%)
  Fuji JGB Inv LLC Pfd.,
    Bond Ser A 12-31-49 (R) *** .......................................              9.870      BB+           17,865      15,542,550
  Sumitomo Bank International Finance N.V.,
    Gtd Sub Note (Japan) 05-31-01# (R) ................................              0.750      A2            50,000         395,421
                                                                                                                         -----------
                                                                                                                          15,937,971
                                                                                                                         -----------
Banks - United States (0.39%)
  CSBI Capital Trust I,
    Gtd Sec Bond Ser A 06-06-27 (R) ...................................             11.750      B-             3,890       4,201,200
                                                                                                                         -----------
Building (1.40%)
  Fortress Group, Inc.,
    Sr Note 05-15-03 ..................................................             13.750      B3             4,000       4,520,000
  The Presley Companies,
    Gtd Sr Note 07-01-01 ..............................................             12.500      CCC            5,994       5,634,360
  Webb (Del E.) Corp.,
    Sr Sub Deb 05-01-09 ...............................................              9.375      B-             5,000       4,912,500
                                                                                                                         -----------
                                                                                                                          15,066,860
                                                                                                                         -----------
Business Services - Misc. (0.30%)
  COMFORCE Operating, Inc.,
    Sr Note Ser B 12-01-07 ............................................             12.000      B-             3,000       3,225,000
                                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                  INTEREST     CREDIT      (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE       RATING*    OMITTED)        VALUE
-------------------                                                                 ----       -------    --------        -----
Chemicals (1.53%)
  American Pacific Corp.,
    Sr Note 03-01-05 (R) ..............................................              9.250%     BB-           $1,650      $1,703,625
  OPP Petroquimica S.A.,
    Bond (Brazil) 10-29-04 (R) (Y) ....................................             11.000      B+             2,000       1,990,600
  RBX Corp.,
    Sr Sec Note 01-15-03 (R) ..........................................             12.000      B+             2,000       2,000,000
  Trikem S.A.,
    Bond (Brazil) 07-24-07 (R) (Y) ....................................             10.625      BB-           12,000      10,800,000
                                                                                                                         -----------
                                                                                                                          16,494,225
                                                                                                                         -----------
Computers (0.32%)
  Interact Systems, Inc.,
    Sr Discount Note, Step Coupon 08-01-03 ............................             14.000      CCC            6,000       2,640,000
  PSINet, Inc.,
    Sr Note 02-15-05 (R) ..............................................             10.000      B-               750         761,250
                                                                                                                         -----------
                                                                                                                           3,401,250
                                                                                                                         -----------
Consumer Products Misc. (0.31%)
  Diamond Brands Operating Corp.,
    Sr Sub Note 04-15-08 (R) ..........................................             10.125      CCC+             850         858,500
  Indesco International, Inc.,
    Sr Sub Note 04-15-08 (R) ..........................................              9.750      B-             2,450       2,425,500
                                                                                                                         -----------
                                                                                                                           3,284,000
                                                                                                                         -----------
Containers (4.68%)
  Gaylord Container Corp.,
    Sr Note Ser B 06-15-07 ............................................              9.375      B              4,975       5,012,313
    Sr Sub Note Ser B 02-15-08 ........................................              9.875      B             15,300      15,414,750
  MVE, Inc.,
    Sr Sec Note 02-15-02 ..............................................             12.500      B              7,011       7,151,220
  Riverwood International Corp.,
    Gtd Sr Sub Note 04-01-08 ..........................................             10.875      CCC+           8,980       9,114,700
  Stone Container Corp.,
    Unit (Sr Sub Deb & Supplemental Interest Cert) 04-01-02 ...........             12.250      B-            13,200      13,563,000
                                                                                                                         -----------
                                                                                                                          50,255,983
                                                                                                                         -----------
Cosmetics & Personal Care (0.48%)
  Carson, Inc.,
    Gtd Sr Sub Note Ser B 11-01-07 ....................................             10.375      B3             2,000       2,000,000
  Global Health Sciences, Inc.,
    Sr Note 05-01-08 (R) ..............................................             11.000      B+             3,175       3,111,500
                                                                                                                         -----------
                                                                                                                           5,111,500
                                                                                                                         -----------
Electronics (0.29%)
  Electronic Retailing Systems International, Inc.,
    Sr Disc Note, Step Coupon (13.25%, 02-01-00)
    02-01-04 (A) ......................................................               Zero      CCC            1,000         510,000
  Spin Cycle, Inc.,
    Unit (Sr Disc Note & Warrants), Step Coupon
    (12,750%, 05-01-01) 05-01-05 (A) (R) ..............................               Zero      CCC+           3,625       2,573,750
                                                                                                                         -----------
                                                                                                                           3,083,750
                                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                  INTEREST     CREDIT      (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE       RATING*    OMITTED)        VALUE
-------------------                                                                 ----       -------    --------        -----
Energy (1.55%)
  P & L Coal Holdings Corp.,
    Sr Sub Note 05-15-08 (R) ..........................................              9.625%     B            $16,300     $16,687,125
                                                                                                                         -----------
Finance (3.59%)
  Advance Agro Public Co.,
    Sr Note (Thailand) 11-15-07 (R) (Y) ...............................             13.000      CCC+           6,950       6,950,000
  FSW International Finance Company B.V.,
    Gtd Sr Sec Note (Indonesia) 11-01-06 (Y) ..........................             12.500      D              5,000       1,500,000
  Mercury Finance Co.,
    Commercial Paper 10-01-00 .........................................              7.000      D              3,828       3,636,636
  MSX International, Inc.,
    Sr Sub Note 01-15-08 (R) ..........................................             11.375      B-             3,500       3,640,000
  Nationwide Credit, Inc.,
    Sr Note 01-15-08 (R) ..............................................             10.250      B-             4,000       4,060,000
  Pindo Deli Finance Mauritius Ltd.,
    Gtd Sr Deb (Indonesia) 10-01-02 (Y) ...............................             10.250      CCC+           1,000         680,000
  Polysindo International Finance B.V.,
    Gtd Note (Indonesia) 02-12-99 (Y) *** .............................              8.648      CCC-           1,990       1,094,500
  Sampoerna International Finance Co., B.V.,
    Gtd Yankee Bond (Indonesia) 06-15-06 (R) (Y) ......................              8.375      CCC-          15,100       8,607,000
  Sumitomo Bank Treasury Co. LLC,
    Bond Ser A, 12-29-49 (R) *** ......................................              9.400      BBB-           5,900       5,737,750
  Tjiwi Kimia Finance Mauritius Ltd.,
    Gtd Sr Note (Indonesia) 08-01-04 (Y) ..............................             10.000      BB             1,500       1,050,000
  Tjiwi Kimia International Finance Co. B.V.,
    Gtd Note (Indonesia) 08-01-01 (Y) .................................             13.250      CCC+           2,000       1,620,000
                                                                                                                         -----------
                                                                                                                          38,575,886
                                                                                                                         -----------
Food (5.37%)
  Del Monte Foods Co.,
    Sr Disc Note, Step Coupon (12.50%, 12-15-02) 12-15-07 (A) (R) .....               Zero      B-            10,630       6,882,925
  Grupo Azucarero Mexico, S.A. de C.V.,
    Sr Note (Mexico) 01-15-05 (R) (Y) .................................             11.500      B+             4,500       4,005,000
  Mastellone Hermanos S.A.,
    Sr Bond (Argentina) 04-01-08 (R) (Y) ..............................             11.750      B+            14,350      14,565,250
  SC International Services, Inc.,
    Gtd Sr Sub Note, Ser B 09-01-07 ...................................              9.250      B             13,575      14,118,000
  Specialty Foods Acquisition Corp.,
    Sr Sub Note Ser B 08-15-03 ........................................             11.250      CCC           16,700      15,364,000
  Specialty Foods Corp.,
    Sr Sec Disc Deb Ser B, Step Coupon (13.00%, 08-15-99)
    08-15-05 (A) ......................................................               Zero      Ca             7,000       2,800,000
                                                                                                                         -----------
                                                                                                                          57,735,175
                                                                                                                         -----------
Glass Products (0.91%)
  Glasstech, Inc.,
    Sr Note Ser B 07-01-04 ............................................             12.750      B+             4,475       4,430,250
  VICAP S.A. de C.V.,
    Gtd Sr Note (Mexico) 05-15-07 (R) (Y) .............................             11.375      B+             5,000       5,350,000
                                                                                                                         -----------
                                                                                                                           9,780,250
                                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                  INTEREST     CREDIT      (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE       RATING*    OMITTED)        VALUE
-------------------                                                                 ----       -------    --------        -----
Insurance (1.05%)
  SIG Captial Trust I,
    Gtd Trust Preferred Security 08-15-27 (R) .........................              9.500%     BB+           $9,000      $9,135,000
  Superior National Capital Trust I,
    Gtd Trust Pfd Security 12-01-17 ...................................             10.750      BB             2,000       2,130,000
                                                                                                                         -----------
                                                                                                                          11,265,000
                                                                                                                         -----------
Leisure (6.99%)
  Agrosy Gaming Co.,
    1st Mtg Note 06-01-04 .............................................             13.250      B+             4,950       5,581,125
  Casino America, Inc.,
    Sr Sec Note 08-01-03 ..............................................             12.500      B+            11,200      12,600,000
  Casino Magic - Louisiana,
    1st Mtg Note Ser B 08-15-03 .......................................             13.000      B-             6,500       7,572,500
  Claridge Hotel & Casino Corp.,
    1st Mtg Note 02-01-02 .............................................             11.750      CC             7,736       7,600,620
  Coast Hotels & Casinos, Inc.,
    1st Mtg Ser B 12-15-02 ............................................             13.000      B+             3,000       3,472,500
  Fitzgeralds Gaming Corp.,
    Gtd Sr Sec Note 12-15-04 (R) ......................................             12.250      B-             9,450       9,450,000
  IHF Holdings, Inc.,
    Sr Sub Disc Note Ser B, Step Coupon (15.00%, 11-15-99) 11-15-04 (A)               Zero      Caa2           7,425       6,162,750
  Production Resource Group LLC,
    Sr Sub Note 01-15-08 (R) ..........................................             11.500      B-             3,000       2,940,000
  Showboat, Inc.,
    Sr Sub Note 08-01-09 ..............................................             13.000      B              2,000       2,440,000
  Six Flags Theme Parks/Premier Parks, Inc.,
    Sr Sub Note, Ser A, Step Coupon (12.25%, 06-15-00) 06-15-05 (A) ...               Zero      B-             3,000       3,386,250
  Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
    Sr Sec Note 06-15-05 ..............................................             15.500      B-             8,630       9,751,900
  Venetian Casino Resort LLC,
    1st Mtg Note 11-15-04 (R) .........................................             12.250      B-             4,000       4,120,000
                                                                                                                         -----------
                                                                                                                          75,077,645
                                                                                                                         -----------
Manufacturing (3.33%)
  American Architectural Products Corp.,
    Sr Note 12-01-07 (R) ..............................................             11.750      B              4,000       4,180,000
  AP Holdings, Inc.,
    Sr Disc Note, Step Coupon (11.25%, 03-15-03) 03-15-08 (A) (R) .....               Zero      B-             1,800       1,093,500
  Doe Run Resources Corp.,
    Sr Note 03-15-05 (R) ..............................................             11.250      B+             6,990       7,129,800
    Sr Sub Note 03-15-03 (R) *** ......................................              6.813      B+             4,975       5,024,750
  Icon Health & Fitness, Inc.,
    Sr Sub Note Ser B 07-15-02 ........................................             13.000      CCC+           6,610       7,287,525
  International Semi-Tech Microelectronics, Inc.,
    Sr Disc Note, Step Coupon (11.50%, 08-15-00) (Canada)
    08-15-03 (A) (Y) ..................................................               Zero      B+            17,282       5,530,240
  RAB Holdings, Inc.,
    Sr Note 05-01-08 (R) ..............................................             13.000      CCC+           1,380       1,393,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                  INTEREST     CREDIT      (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE       RATING*    OMITTED)        VALUE
-------------------                                                                 ----       -------    --------        -----
Manufacturing (continued)
  Scovill Fasteners, Inc.,
    Sr Note Ser B 11-30-07 ............................................             11.250%     B             $3,000      $3,097,500
  Tokheim Corp.,
    Sr Sub Note Ser B 08-01-06 ........................................             11.500      B                916       1,016,760
                                                                                                                         -----------
                                                                                                                          35,753,875
                                                                                                                         -----------
Media (2.27%)
  Alabama River Newsprint Co.,+
    Commercial Paper ..................................................               Zero      BB             5,458       5,021,145
  CD Radio, Inc.,
    Sr Disc Note, Step Coupon (15.00%, 12-01-02) 12-01-07 (A) .........               Zero      CCC            2,990       1,779,050
  Digital Television Services LLC,
    Gtd Sr Sub Note 08-01-07 ..........................................             12.500      CCC           11,095      12,759,250
  Radio One, Inc.,
    Gtd Sr Sub Note Ser B, Step Coupon (12.00%, 05-15-00) 05-15-04 (A) ***           7.000      B-             3,000       3,060,000
  Scandinavian Broadcasting System S.A.,
    Sub Deb (Luxembourg) 08-01-05 (Y) .................................              7.250      B              1,555       1,780,475
                                                                                                                         -----------
                                                                                                                          24,399,920
                                                                                                                         -----------
Metal (1.71%)
  Bar Technologies,
    Sr Sec Note 04-01-01 ..............................................             13.500      CCC            7,500       7,940,625
  Echo Bay Mines Ltd.,
    Jr Sub Deb (Canada) 04-01-27 (Y) ..................................             11.000      C              2,000       1,800,000
  Freeport-McMoRan Copper & Gold, Inc.,
    Sr Note 11-15-06 ..................................................              7.500      CCC+           4,990       4,247,787
  Metallurg, Inc.,
    Sr Note 12-01-07 (R) ..............................................             11.000      B3             4,270       4,440,800
                                                                                                                         -----------
                                                                                                                          18,429,212
                                                                                                                         -----------
Oil & Gas (4.73%)
  Gothic Energy Corp.,
    Unit (Sr Sec Disc Note & Warrants) 05-01-06 (R) ...................             14.125      CCC            4,990       2,919,150
  Gothic Production Corp.,
    Sr Sec Note 05-01-05 (R) ..........................................             11.125      B-             3,200       3,136,000
  Great Lakes Acquisition,
    Sr Disc Deb, Step Coupon (13.125%, 05-15-03) 05-15-09 (A) (R) .....               Zero      B-             9,300       5,068,500
  HarCor Energy, Inc.,
    Sr Sec Note Ser B 07-15-02 ........................................             14.875      A-             2,000       2,360,000
  Key Energy Group, Inc.,
    Conv Sub Note 09-15-04 (R) ........................................              5.000      B             26,300      21,697,500
    Conv Sub Note 09-15-04 ............................................              5.000      B              8,100       6,682,500
  Mariner Energy, Inc.,
    Sr Sub Note Ser B 08-01-06 ........................................             10.500      B-             3,990       4,179,525
  PANACO, Inc.,
    Gtd Sr Sub Note Ser B 10-01-04 ....................................             10.625      B-             2,990       3,004,950

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                  INTEREST     CREDIT      (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE       RATING*    OMITTED)        VALUE
-------------------                                                                 ----       -------    --------        -----
Oil & Gas (continued)
  Universal Compression, Inc.,
    Sr Disc Note, Step Coupon (9.875%, 02-15-03) 02-15-08 (A) (R) .....              Zero%      B             $2,740      $1,753,600
                                                                                                                         -----------
                                                                                                                          50,801,725
                                                                                                                         -----------
Paper & Paper Products (5.85%)
  American Pad & Paper Co.,
    Sr Sub Note Ser B 11-15-05 ........................................             13.000      B-             1,990       2,069,600
  APP Finance II Mauritius Ltd.,
    Bond (Indonesia) 12-29-49 (Y) .....................................             12.000      Caa            7,500       5,550,000
  APP International Finance Co. B.V.,
    Gtd Sec Note (Indonesia) 10-01-05 (Y) .............................             11.750      CCC+           5,900       5,133,000
    Gtd Note (Indonesia) 09-15-99 (Y) .................................              8.742      Caa1           3,800       3,268,000
  Bear Island Paper Co. LLC,
    Sr Sec Note Ser B 12-01-07 ........................................             10.000      B              4,475       4,609,250
  Florida Coast Paper LLC,
    1st Mtg Ser B 06-01-03 ............................................             12.750      B-             4,000       4,420,000
  Grupo Industrial Durango, S.A.,
    Note (Mexico) 08-01-03 (Y) ........................................             12.625      BB-              615         685,725
  Indah Kiat Finance Mauritius Ltd.,
    Gtd Sr Note (Indonesia) 07-01-07 (Y) ..............................             10.000      Caa1           7,000       5,180,000
  Indah Kiat International Finance Co.,
    Gtd Sec Bond Ser C (Indonesia) 06-15-06 (Y) .......................             12.500      CCC+           2,500       2,100,000
  Repap New Brunswick, Inc.,
    Sr Sec Note (Canada) 06-01-04 (R) (Y) *** + .......................              9.438      B-             6,000       6,067,500
    Sr Note (Canada) 04-15-05 (Y) .....................................             10.625      CCC+          20,000      20,500,000
  Sappi BVI Finance Ltd.,
    Gtd Conv Bond (South Africa) 08-01-02 (R) (Y) .....................              7.500      BB-            3,550       3,301,500
                                                                                                                         -----------
                                                                                                                          62,884,575
                                                                                                                         -----------
Pollution Control (0.86%)
  ICF Kaiser International, Inc.,
    Sr Note Ser B 12-31-03 ............................................             13.000      B-             1,000       1,100,000
    Sr Sub Note 12-31-03 ..............................................             13.000      B-               750         808,125
    Unit (Sr Sub Note & Warrant) 12-31-03 .............................             13.000      B-             7,000       7,332,500
                                                                                                                         -----------
                                                                                                                           9,240,625
                                                                                                                         -----------
Printing - Commercial (0.19%)
  Sullivan Graphics, Inc.,
    Sr Sub Note 08-01-05 ..............................................             12.750      B-             2,000       2,090,000
                                                                                                                         -----------
Real Estate Operations (0.49%)
  Signature Resorts, Inc.,
    Conv Sub Note 01-15-07 ............................................              5.750      B              5,990       5,226,275
                                                                                                                         -----------
Retail (4.23%)
  American Restaurant Group, Inc.,
    Sr Sec Note 02-15-03 (R) ..........................................             11.500      B              7,950       7,989,750
  Barry's Jewelers, Inc.,
    Sr Note 12-22-00 ..................................................             11.000      D              6,000       3,900,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                  INTEREST     CREDIT      (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE       RATING*    OMITTED)        VALUE
-------------------                                                                 ----       -------    --------        -----
Retail (continued)
  Frank's Nursery & Crafts,
    Sr Sub Note 03-01-08 (R) ..........................................             10.250%     B-            $3,795      $3,795,000
  Hills Stores Co.,
    Sr Note Ser B 07-01-03 ............................................             12.500      B-            14,957      14,844,822
  Imperial Home Decor Group, Inc.,
    Sr Sub Note 03-15-08 (R) ..........................................             11.000      B-             2,875       2,975,625
  P & C Food Markets, Inc.,
    Sr Note 10-15-01 ..................................................             11.500      B              6,150       5,542,688
  Penn Traffic Co.,
    Sr Note 02-15-02 ..................................................             10.250      B3             1,000         880,000
    Sr Note 10-01-04 ..................................................             10.375      B              6,505       5,512,988
                                                                                                                         -----------
                                                                                                                          45,440,873
                                                                                                                         -----------
Revenue Bonds (0.43%)
  Port of Walla Walla Public Corp.,
    Solid Waste Recycling Rev Ser 1995 Ponderosa Fibres Proj 01-01-26 .              9.125      BB-            6,000       4,680,000
                                                                                                                         -----------
Steel (7.44%)
  Acindar Industria Argentina de Aceros S.A.,
    Bond (Argentina) 02-15-04 (Y) .....................................             11.250      B+             1,990       2,039,750
  Algoma Steel, Inc.,
    1st Mtg 07-15-05 ..................................................             12.375      B              1,500       1,732,500
  Altos Hornos de Mexico, S.A. de C.V.,
    Bond Ser B (Mexico) 04-30-04 (Y) ..................................             11.875      BB             3,000       3,052,500
  CSN Iron S.A.,
    Gtd Note (Brazil) 06-01-07 (Y) ....................................              9.125      B1             4,950       4,356,000
  Gulf States Steel, Inc. of Alabama,
    1st Mtg 04-15-03 ..................................................             13.500      B-            17,750      18,282,500
  Haynes International, Inc.,
    Sr Note 09-01-04 ..................................................             11.625      B-            10,000      11,300,000
  IVACO, Inc.,
    Sr Note (Canada) 09-15-05 (Y) .....................................             11.500      B+             2,321       2,561,804
  NS Group, Inc.,
    Sr Note 07-15-03 ..................................................             13.500      B+             5,732       6,548,810
  NSM Steel, Inc./NSM Steel Ltd.,
    Unit (Sr Sub Mtg Note, Ser B & Warrant) (Thailand)
    02-01-08 (R) (Y) ..................................................             12.250      CCC           15,150      14,013,750
  Oregon Steel CF&I,
    Note 03-31-03 + (r) ...............................................              9.500      B              6,900       6,684,789
  Renco Steel Holdings,
    Sr Sec Note 02-01-05 (R) ..........................................             10.875      B-             2,000       2,020,000
  Republic Engineered Steels, Inc.,
    1st Mtg 12-15-01 ..................................................              9.875      CCC+           3,650       3,631,750
  Sheffield Steel Corp.,
    1st Mtg Note 12-01-05 .............................................             11.500      B-             3,625       3,751,875
                                                                                                                         -----------
                                                                                                                          79,976,028
                                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                  INTEREST     CREDIT      (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE       RATING*    OMITTED)        VALUE
-------------------                                                                 ----       -------    --------        -----
Telecommunications (11.02%)
  Advanced Radio Telecom Corp.,
    Sr Note 02-15-07 ..................................................             14.000%     CCC+          $2,250      $2,317,500
  American Mobile Satellite Corp./AMSC Acquisition Co., Inc.,
    Unit (Sr Note & Warrant) 04-01-08 (R) .............................             12.250      B-             9,960       9,910,200
  Barak I.T.C.,
    Sr Sub Disc Note Ser B, Step Coupon (12.50%, 11-15-02)
    (Israel) 11-15-07 (A) (Y) .........................................               Zero      CCC            9,100       5,460,000
  COLT Telecom Group Plc,
    Sr Disc Note, Step Coupon (12.000%, 12-15-01) 12-15-06
    (United Kingdom) (A) (Y) ..........................................               Zero      B              4,500       3,566,250
  Crown Castle International Corp.,
    Sr Disc Note, Step Coupon (10.625%, 11-01-02) 11-15-07 (A) (R) ....               Zero      B              2,950       1,998,625
  e.spire Communications, Inc.,
    Sr Note 07-15-07 ..................................................             13.750      B-             3,000       3,450,000
  Echostar DBS Corp.,
    Gtd Sr Sec Note 07-01-02 ..........................................             12.500      B-             5,000       5,612,500
  Esprit Telecom Group Plc,
    Sr Note (United Kingdom) 12-15-07 (Y) .............................             11.500      B-             7,150       7,579,000
  Facilicom International,
    Sr Note 01-15-08 (R) ..............................................             10.500      B-             5,325       5,298,375
  Fonorola, Inc.,
    Gtd Sr Sec Note (Canada) 08-15-02 (Y) .............................             12.500      BB-            1,500       1,676,250
  FWT, Inc.,
    Sr Sub Note 11-15-07 ..............................................              9.875      B3             2,000       1,900,000
  GST Equipment Funding, Inc.,
    Sr Sec Note 05-01-07 ..............................................             13.250      B              5,100       5,865,000
  Innova S. de R.L.,
    Sr Note (Mexico) 04-01-07 (Y) .....................................             12.875      B-             2,000       2,105,000
  International Wireless Communications, Inc.,
    Sr Sec Disc Note 08-15-01 .........................................               Zero      B-            13,450       5,380,000
  Ionica Plc,
    Sr Disc Note, Step Coupon (15.00%, 05-01-02)
    (United Kingdom) 05-01-07 (A) (Y) .................................               Zero      Caa3           6,960       1,879,200
    Sr Note (United Kingdom) 08-15-06 (Y) .............................             13.500      Caa3           4,990       3,293,400
  Long Distance International, Inc.,
    Unit (Sr Note & Warrant) 04-15-08 (R) .............................             12.250      B-             1,900       1,881,000
  McCaw International Ltd.,
    Sr Disc Note, Step Coupon (13.00%, 04-15-02) 04-15-07 (A) .........               Zero      CCC+          13,050       8,645,625
  MetroNet Communications Corp.,
    Sr Note (Canada) 08-15-07 (Y) .....................................             12.000      B              5,250       6,037,500
  Paging Network do Brasil S.A.,
    Sr Note (Brazil) 06-06-05 (Y) .....................................             13.500      B-             2,550       2,422,500
  Pratama Datakom Asia B.V.,
    Gtd Sr Note (Indonesia) 07-15-05 (R) (Y) ..........................             12.750      CC             7,000       3,640,000
  Primus Telecommunications Group, Inc.,
    Sr Sec Note 08-01-04 ..............................................             11.750      B-             6,750       7,256,250
  Satelites Mexicanos S.A. de C.V.,
    Sr Note (Mexico) 11-01-04 (R) (Y) .................................             10.125      B-             4,100       4,089,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                  INTEREST     CREDIT      (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE       RATING*    OMITTED)        VALUE
-------------------                                                                 ----       -------    --------        -----
Telecommunications (continued)
  Startec Global Communications Corp.,
    Unit (Sr Note & Warrant) 05-15-08 (R) .............................             12.000%     CCC           $3,000      $3,000,000
  Telefonica de Argentina S.A.,
    Note (Argentina) 11-01-04 (Y) .....................................             11.875      BBB-           1,975       2,192,250
  Teletrac, Inc.,
    Sr Note Ser B 08-01-07 ............................................             14.000      B-             3,500       3,500,000
  Teligent, Inc.,
    Sr Note 12-01-07 ..................................................             11.500      CCC            3,000       3,052,500
  Viatel, Inc.,
    Unit (Sr Note & Jr Sub Deb) 04-15-08 (R) ..........................             11.150      Caa1           4,830       2,818,381
  WinStar Communications, Inc.,
    Sr Sub Def Note 03-01-07 ..........................................             15.000      B-             2,000       2,580,000
                                                                                                                         -----------
                                                                                                                         118,407,056
                                                                                                                         -----------
Textile (1.30%)
  Apparel Ventures, Inc.,
    Sr Note Ser B 12-31-00 ............................................             12.250      Caa3           3,350       3,316,500
  Steel Heddle Group, Inc.,
    Sr Disc Deb, Step Coupon (13.75%, 06-01-03) 06-01-09 (A) (R) ......               Zero      CCC+           4,700       2,444,000
  Steel Heddle Manufacturing Co.,
    Sr Sub Note 06-01-08 (R) ..........................................             10.625      CCC+           3,950       3,999,375
  Willcox & Gibbs, Inc.,
    Gtd Sr Note Ser B 12-15-03 ........................................             12.250      B+             5,000       4,250,000
                                                                                                                         -----------
                                                                                                                          14,009,875
                                                                                                                         -----------
Tobacco (0.07%)
  Liggett Group, Inc.,
    Sr Note Ser B 02-01-99 ............................................             11.500      CCC+           1,000         755,000
                                                                                                                         -----------
Transport (1.26%)
  MRS Logistica S.A.,
    Bond Ser B (Brazil) 08-15-05 (R) (Y) ..............................             10.625      B              6,000       5,640,000
  Navigator Gas Transport Plc,
    Unit (Mtg Note & Warrant) (United Kingdom) 06-30-07 (R) (Y) .......             12.000      B              3,000       3,435,000
  Pacific & Atlantic Holding, Inc.,
    1st Mtg Note (Greece) 05-30-08 (R) (Y) ............................             11.500      B              2,950       2,927,875
  World Airways, Inc.,
    Conv Sr Sub Deb 08-26-04 (R) ......................................              8.000      B-             2,000       1,500,000
                                                                                                                         -----------
                                                                                                                          13,502,875
                                                                                                                         -----------
Utilities (1.31%)
  CE Casecnan Water & Energy Co., Inc.,
    Sr Note Ser A (Philippines) 11-15-05 (Y) ..........................             11.450      BB             2,000       2,040,000
  Empire Gas Corp.,
    Gtd Sr Sec Note 07-15-04 ..........................................              7.000      CC             4,950       4,603,500
  Eskom,
    Sec Note Ser E169 (South Africa) 10-01-98 # .......................             15.000      BBB+          19,140       3,702,120

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                         PAR VALUE
                                                                                  INTEREST     CREDIT      (000s          MARKET
ISSUER, DESCRIPTION                                                                 RATE       RATING*    OMITTED)        VALUE
-------------------                                                                 ----       -------    --------        -----
Utilities (continued)
  Espirito Santo Centrais Electric,
    Sr Note (Brazil) 07-15-07 (R) (Y) .................................             10.000%     BB-           $3,975      $3,696,750
                                                                                                                         -----------
                                                                                                                          14,042,370
                                                                                                                         -----------
Waste Disposal Service & Equip. (1.08%)
  Waste Systems International, Inc.,
    Conv Sub Note 05-13-05 (R) ........................................              7.000      CCC+          11,300      11,582,500
                                                                                                                         -----------
                                                                                           TOTAL BONDS
                                                                                   (Cost $865,986,092)        (80.11%)   860,914,429
                                                                                                           ----------    -----------

                                                                                                          NUMBER OF
                                                                                                           SHARES
                                                                                                         OR WARRANTS
                                                                                                       ---------------
COMMON AND PREFERRED STOCKS AND WARRANTS
  Abitibi-Consolidated, Inc., Common Stock (Canada) (Y) ......................................             1,233,500      16,806,438
  Aeroporti di Roma SpA, Common Stock (Italy) (Y) ** .........................................                80,000       1,206,637
  American Pacific Corp., Common Stock ** ....................................................               110,000       1,182,500
  American Telecasting, Inc., Warrant ** .....................................................                 2,000             200
  Ampex Corp. (Class A), Common Stock ** .....................................................               100,000         225,000
  AVI Holdings, Inc., Warrant ** .............................................................                 1,500           9,000
  Barry's Jewelers, Inc., Common Stock ** ....................................................                40,000             400
  Brooke Group Ltd., Common Stock ............................................................                 3,330          33,300
  Burlington Motor Carriers, Inc., Warrant ** ................................................                    95              --
  Burlington Motor Carriers, Inc., 7.00%, Preferred Stock ....................................                    90          37,500
  Capstar Broadcasting Partners, 12.00%, Payment-In-Kind, Preferred Stock ....................                 7,026         728,069
  CORE Cap, Inc. (Class A), Common Stock (r) .................................................                67,000       1,340,000
  CORE Cap, Inc. Ser A/I, 10.00%, Preferred Stock (r) ........................................                67,000       1,675,000
  Crown Packaging Holdings Ltd., Warrant (Canada) (Y) ** .....................................                 2,750          22,000
  Decorative Home Accents, Inc., Common Stock ** .............................................                 1,000              10
  e.spire Communications, Inc., 12.75%, Payment-In-Kind, Preferred Stock .....................                   531         642,510
  Electronic Retailing Systems International, Inc., Warrant ** ...............................                 1,000          20,000
  Farm Fresh Holdings Corp. (Class B), Common Stock ** .......................................                 1,000              10
  Fitzgeralds Gaming Corp., Preferred Stock ..................................................               125,000       4,312,500
  Galileo International, Inc., Common Stock ..................................................               570,000      22,443,750
  Gaylord Container Corp. (Class A), Common Stock ** .........................................             1,053,200       8,820,550
  Geneva Steel Co., 14.00%, Ser B, Preferred Stock ...........................................                10,000       1,620,000
  Glasstech, Inc., Warrant ** ................................................................                 2,000           2,500
  Granite Broadcasting Corp., 12.75%, Payment-In-Kind, Preferred Stock .......................                71,441       8,358,650
  Great Atlantic & Pacific Tea Co., Inc., Common Stock .......................................               169,800       5,433,600
  Haynes Holdings, Inc., Common Stock ** .....................................................                67,938       1,137,961
  Hyperion Telecommunications, Inc., 12.875%, Ser B, Preferred Stock .........................                     1             422
  ICF Kaiser International, Inc., Warrant ** .................................................                 7,000           3,500
  Interact Systems, Inc., Warrant ** .........................................................                 6,000           1,500
  International Wireless, Inc., Warrant ** ...................................................                 1,500              15
  Ithaca Industries, Inc., Common Stock ** ...................................................               235,000         851,875

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

                                                                                                        NUMBER OF
                                                                                                         SHARES            MARKET
ISSUER, DESCRIPTION                                                                                    OR WARRANTS          VALUE
-------------------                                                                                    -----------          -----
COMMON AND PREFERRED STOCKS AND WARRANTS (continued)
  Kelley Oil & Gas Corp., $2.625, Convertible, Preferred Stock ...............................            125,000         $3,187,500
  KLM Royal Dutch Air Lines N.V., Common Stock (Netherlands) # ...............................            135,000          5,256,562
  Lufthansa AG, Common Stock (Germany) (Y) ...................................................            300,000          7,454,580
  McCaw International Ltd., Warrant ** .......................................................             10,050             37,688
  MetroNet Communications Corp., Warrant (Canada) (R) (Y) ** .................................              5,250            252,000
  Nextel Communications, Inc., 13.00%, Payment-in-Kind, Ser D, Preferred Stock ...............             17,573         19,681,760
  Nextlink Communications, Inc., Warrant (R) ** ..............................................             30,000                 --
  Northwest Airlines Corp. (Class A), Common Stock ** ........................................            725,000         32,670,312
  Paging do Brazil Holding Co. LLC (Class B), Common Stock (R) ** ............................              2,550                 --
  Petroleum Heat & Power Company, Inc., 12.875%, Ser B, Preferred Stock ......................            200,000          3,400,000
  Renaissance Cosmetics, Warrant ** ..........................................................              4,000              4,000
  SFX Broadcasting, Inc., 12.625%, Ser E, Preferred Stock ....................................            166,943         19,699,274
  Sheffield Steel Corp., Common Stock ** .....................................................                500              1,000
  Sterling Chemicals Holdings, Warrant ** ....................................................              1,000             24,000
  Stone Container Corp., $1.75, Ser E, Preferred Stock .......................................            200,000          4,200,000
  Supermarkets General Holding Corp., $3.52, Preferred Stock .................................             71,964          2,194,902
  Takefuji Corp., Common Stock (Japan) # .....................................................            100,000          4,950,740
  Teletrac, Inc., Warrant ** .................................................................              3,500                 --
  Wang Laboratories, Inc., Ser B Preferred Stock (R) .........................................            100,000          5,350,000
  Weirton Steel Corp., Common Stock ** .......................................................            100,000            406,250
  Westshore Terminals Income Fund, Common Stock (Canada) # ...................................            160,000            868,752
                                                                                                       ----------        -----------
                                                TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
                                                                           (Cost $165,819,565)             (17.36%)      186,554,717
                                                                                                       ----------        -----------

                                                                                     INTEREST        PAR VALUE
                                                                                       RATE        (000s OMITTED)
                                                                                       ----        --------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.09%)
  Investment in a joint repurchase agreement
    transaction with Toronto Dominion - dated 05-29-98,
    due 06-01-98 (secured by U.S. Treasury Notes, 5.125%
    thru 9.25%, due 08-15-98 thru 11-15-05 and U.S. Treasury Bonds,
    6.00% thru 12.00%, due 08-15-13 thru 08-15-27) - Note A.....................        5.570%            $11,654         11,654,000
                                                                                                                      --------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.95%..........................................................                                              18,295
                                                                                                                      --------------

                                                                      TOTAL SHORT-TERM INVESTMENTS          (1.09%)       11,672,295
                                                                                                       ----------     --------------
                                                                                 TOTAL INVESTMENTS         (98.56%)    1,059,141,441
                                                                                                       ----------     --------------
                                                                 OTHER ASSETS AND LIABILITIES, NET          (1.44%)       15,500,539
                                                                                                       ----------     --------------
                                                                                  TOTAL NET ASSETS        (100.00%)   $1,074,641,980
                                                                                                       ==========     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

* Credit ratings are unaudited and rated by Moody's Investors Service or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available.

**    Non-income producing security.

***   Represents rate in effect on May 31, 1998.

# Par value of foreign bonds and shares outstanding of common stocks is expressed in local currency, as shown parenthetically in security description.

+ These securities having an aggregate value of $17,773,434 or 1.65% of the Fund's net assets, have been purchased as forward commitments; that is, the Fund has agreed on trade date, to take delivery of and make payment for such securities on a delayed basis subsequent to this schedule. The purchase price and the interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amounts of the forward commitments. Accordingly, the market values of $3,168,275 of Agrosy Gaming Corp. 13.25%, 06-01-04, $3,150,675 of American Architectural Products Corp., 11.75%, 12-01-07, $7,019,250 of SC International Services, Inc., 9.25%, 09-01-07, and $5,047,000 of Stone Container Corp., 12.25%,
      04-01-02, have been segregated to cover the forward commitments.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $324,948,302 or 30.24% of the funds net assets as of May 31, 1998.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

(r) Direct placement securities are restricted to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

      Additional information on each restricted security is as follows:

                                                                                                      MARKET
                                                                                                    VALUE AS A
                                                                                                    PERCENTAGE        MARKET
                                                                     ACQUISITION     ACQUISITION     OF FUND'S      VALUE ASOF
                                                                        DATE            COST        NET ASSETS     MAY 31, 1998
                                                                   --------------    -----------   -----------     ------------
      CORE Cap, Inc.(Class A), Common Stock .................         10-31-97       $1,340,000         0.12%        $1,340,000
      CORE Cap, Inc. Ser A/I, 10.00%, Preferred Stock .......         10-31-97        1,675,000         0.16          1,675,000
      Oregon Steel CF&I......................................         05-14-98        6,684,789         0.62          6,684,789
                                                                                                     -------       ------------
                                                                                         TOTALS         0.90%        $9,699,789
                                                                                                     =======       ============

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                    John Hancock Funds - High Yield Bond Fund

Portfolio Concentration
May 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

The High Yield Bond Fund invests primarily in securities issued in the United States of America. The performance of this Fund is closely tied to the economic and financial conditions of the countries within which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments.

In addition, the concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at May 31, 1998 assigned to country categories.

                                                                                MARKET VALUE
                                                                               AS A PERCENTAGE
                                                                                  OF FUND'S
COUNTRY DIVERSIFICATION                                                          NET ASSETS
-----------------------                                                          ----------
    Argentina...........................................................            1.75%
    Brazil..............................................................            2.69
    Canada..............................................................            5.78
    Germany.............................................................            0.69
    Greece..............................................................            0.27
    Indonesia............................................................           3.67
    Israel..............................................................            0.51
    Italy...............................................................            0.11
    Japan...............................................................            0.50
    Luxembourg..........................................................            0.17
    Mexico..............................................................            1.80
    Netherlands.........................................................            0.49
    Philippines.........................................................            0.19
    South Africa........................................................            0.65
    Thailand............................................................            1.95
    United Kingdom......................................................            1.84
    United States.......................................................           75.50
                                                                                  ------
                                                       TOTAL INVESTMENTS           98.56%
                                                                                  ======

Additionally, the concentration of investments can be aggregated by the quality rating for each debt security.

                                                                                MARKET VALUE
                                                                               AS A PERCENTAGE
                                                                                  OF FUND'S
QUALITY DISTRIBUTION                                                             NET ASSETS
--------------------                                                             ----------
    A...................................................................            0.26%
    BBB.................................................................            1.08
    BB..................................................................            6.00
    B...................................................................           49.92
    CCC.................................................................           19.73
    CC..................................................................            1.47
    C...................................................................            0.43
    D...................................................................            1.22
                                                                                  ------
                                                             TOTAL BONDS           80.11%
                                                                                  ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Bond Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock High Yield Bond Fund (the "Fund"), John Hancock Intermediate Maturity Government Fund and John Hancock Government Income Fund (collectively, the "Funds"). The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to maximize current income without assuming undue risk by investing in a diversified portfolio consisting primarily of lower-rated, high-yielding debt securities.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective May 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the fund.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended May 31, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

      At May 31, 1998, open positions in financial futures contracts were as follows:

                                                            UNREALIZED
EXPIRATION    OPEN CONTRACTS                    POSITION   DEPRECIATION
----------    --------------                    --------   ------------
SEP 98        160 U.S. TREASURY BOND            SHORT        ($5,000)
                                                            ===========

      At May 31, 1998, the Fund had deposited in a segregated account $320,000 to cover margin requirements on open financial futures contracts.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.








      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

      Open foreign currency forward contracts at May 31, 1998, were as follows:

                      PRINCIPAL AMOUNT    EXPIRATION     UNREALIZED
CURRENCY             COVERED BY CONTRACT     MONTH      DEPRECIATION
--------             -------------------     -----      ------------
SELLS
Deutsche Mark             11,890,000        AUG 98      ($116,239)
Italian Lira           1,300,000,000        JUN 98         (8,533)
                                                        ---------
                                                        ($124,772)
                                                        =========

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended May 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $4,186,986. Out of this amount, $461,370 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,288,788 was paid as sales commissions to unrelated broker-dealers and $436,828 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended May 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $1,229,001.

      Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended May 31, 1998, contingent

==========================NOTES TO FINANCIAL STATEMENTS=========================

                    John Hancock Funds - High Yield Bond Fund

deferred sales charges paid to JHFunds amounted to $18.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class Caverage daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,867.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended May 31, 1998, aggregated $1,096,963,353 and $608,676,533, respectively.
Purchases and proceeds from sales of obligations of the U.S. government and its agencies during the year ended May 31, 1998, aggregated $131,226,563 and $608,676,533, respectively.

      The cost of investments (including the joint repurchase agreement) owned at May 31, 1998 for federal income tax purposes was $1,043,686,155. Gross unrealized appreciation and depreciation of investments aggregated $55,933,003 and $40,496,012, respectively, resulting in net unrealized appreciation of $15,436,991.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended May 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $2,897,697, an increase in accumulated net investment income of $297,517 and an increase in capital paid-in of $2,600,180. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses, and equalization debits used in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                    John Hancock Funds - High Yield Bond Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Bond Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock High Yield Bond Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Bond Fund of the John Hancock Bond Trust at May 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                     /s/ Ernst & Young LLP

Boston, Massachusetts
July 10, 1998

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the dividends of the Fund paid during its taxable year ended May 31, 1998.

      The Fund designated distributions to shareholders of $5,066,127 as long-term capital gain dividend. Of this capital gain distribution, $1,898,119 is subject to the 28% tax rate and $3,168,008 is subject to the 20% tax rate. Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

      With respect to the Fund's ordinary taxable income for the year ended May 31, 1998, 6.23% of the distributions qualify for the dividends received deduction available to corporations.


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===================================== NOTES ====================================

                    John Hancock Funds - High Yield Bond Fund



                                       31
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